Exhibit 4.2



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             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)


                                      and


                            COLUMN FINANCIAL, INC.
                                   (Seller)


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                       MORTGAGE LOAN PURCHASE AGREEMENT


                        Dated as of September 11, 2003


                  ------------------------------------------





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

                               TABLE OF CONTENTS


Section 1.     Transactions on or Prior to the Closing Date.............1
Section 2.     Closing Date Actions.....................................1
Section 3.     Conveyance of Mortgage Loans.............................2
Section 4.     Depositor's Conditions to Closing........................7
Section 5.     Seller's Conditions to Closing...........................8
Section 6.     Representations and Warranties of Seller.................9
Section 7.     Obligations of Seller...................................11
Section 8.     Crossed Mortgage Loans..................................14
Section 9.     Rating Agency Fees; Costs and Expenses
                   Associated with a Defeasance........................14
Section 10.    Representations and Warranties of Depositor.............15
Section 11.    Survival of Certain Representations,
                   Warranties and Covenants............................15
Section 12.    Transaction Expenses....................................16
Section 13.    Recording Costs.........................................16
Section 14.    Notices.................................................16
Section 15.    Examination of Mortgage Files...........................16
Section 16.    Successors..............................................16
Section 17.    Governing Law...........................................17
Section 18.    Severability............................................17
Section 19.    Further Assurances......................................17
Section 20.    Counterparts............................................17
Section 21.    Treatment as Security Agreement.........................17
Section 22.    Recordation of Agreement................................18


Schedule I     Schedule of Transaction Terms

Schedule II    Mortgage Loan Schedule for Column Loans

Schedule III   Mortgage Loans Constituting Mortgage Groups

Schedule IV    Mortgage Loans with Lost Mortgage Notes

Schedule V     Exceptions with Respect to Seller's Representations and
               Warranties

Exhibit A      Representations and Warranties of Seller Regarding the
               Mortgage Loans

Exhibit B      Form of Lost Mortgage Note Affidavit



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

                       MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 11, 2003, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                   RECITALS

          I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

          II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                   AGREEMENT

          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

          Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee.

          Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

          (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon (which amount includes, without limitation, accrued interest).



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

          (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

          (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

          (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

          Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall consist of the following documents:

          (a) each original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed by the Seller, on its face or by allonge attached thereto, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4, without recourse, representation or warranty, express or implied";

          (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

          (c) an original assignment of Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4";

          (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening



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assignments thereof from the Mortgage Loan Originator of the Loan to the
Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

          (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4";

          (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

          (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

          (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

          (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

          (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personality of the Borrower at the Mortgaged Property that is described in the related Mortgage or a separate security agreement, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee;

          (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;



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

          (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

          (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related cash collateral control agreement or lock-box control agreement, as applicable, and a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

          (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Agreement (if separate from the related Mortgage and Loan Agreement);

          (p) the originals of letters of credit, if any, relating to the Mortgage Loan;

          (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof; and

          (r) the original ground lease, if any, and any amendments, modifications or extensions thereto, and any ground lease estoppel, or a copy of any of the foregoing.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that the Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this
Section 3 with respect to the subject document(s).

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b),
(d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed other than in



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

accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee on or before the Closing Date.

          Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing office where such UCC Financing Statement has been delivered for filing, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that the Seller promptly forwards such UCC Financing Statement to the Trustee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing.

          The Seller may, at its sole cost and expense, but is not obligated to, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. In the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on such Seller; and, if the Seller does not engage a third party as contemplated by the immediately preceding sentence, then the Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

          Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements and any other information provided by the respective Borrower from time to time, but excluding any attorney/client privileged communications and documents prepared by the Seller or any of its Affiliates solely for internal communication (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.



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

          In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee.

          For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

          The Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to the Master Servicer (or a Sub-Servicer at the direction of the Master Servicer) for deposit into Servicing Accounts.

          The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

          Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

          Upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in
Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing

Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

          After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

          Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

          (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

          (i) the Mortgage Files, subject to the proviso to the first sentence of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

          (ii) the Mortgage Loan Schedule;

          (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 as of the Closing Date;

          (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

          (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

          (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

          (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties.

          Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

               (A) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

               (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

          (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

          Section 6. Representations and Warranties of Seller.

          (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

               (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

               (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

               (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or
          (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

               (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

               (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

               (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

               (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

               (viii) There are no actions, suits proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

               (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

               (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

               (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

               (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

          (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

          Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to
Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases but shall not inure to the benefit of any subsequent transferee thereafter.

          If the Seller receives notice of a breach of any of the representations or warranties contained in Exhibit A hereto and made by the Seller with respect to the Mortgage Loans listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to
Section 4(b)(iii), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing clauses (A) and (B), in each case, a "Defect" (including the "Defects" described below) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests of the

Certificateholders therein (any Breach or Defect that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" and a "Material Defect", respectively), then the Seller shall, upon request of the Depositor, the Trustee, the Master Servicer or the Special Servicer, not later than the earlier of 90 days from the receipt by the Seller of such request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date, and provided, further, that the Seller may not substitute for the Mayfair Mall Trust Mortgage Loan) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the Master Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such material Defect or material Breach. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Seller shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

          Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information;
(c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the proviso to Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease.

          Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement (so long as Seller received prompt notice thereof pursuant to this Section 7) or Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

          If the Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section
7), or if such Breach or Defect is not capable of being so corrected or cured with such period, then the Seller shall purchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Defect or Material Breach exists or to repurchase or substitute for the aggregated Crossed Mortgage Loans. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Loan Repurchase Criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

          Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this Section 7.

          The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

          It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

          If the Mayfair Mall Trust Mortgage Loan is to be repurchased by reason of a Material Breach or a Material Defect with respect thereto, the Seller shall reimburse the Master Servicer, the Special Servicer, the Trustee and the Depositor for any amounts due and owing to them with respect to the Mayfair Mall Non-Trust Companion Loans under the Pooling and Servicing Agreement (to the extent that such amounts are not otherwise included as part of the Purchase Price and would otherwise have been payable out of future collections on the Mayfair Mall Non-Trust Companion Loans).

          Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at the Seller's expense, an opinion of counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

          Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date.

          Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

          Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

          Section 12. Transaction Expenses. Whether or not this Agreement is terminated, both the Purchaser and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

          Section 13. Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

          Section 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Tessa Peters, Telecopy
No.: (917) 326-7980), or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326,
Attention: Robert Barnes, Telecopy No.: (404) 261-5879, or such other address as may be designated by the Seller to the Purchaser in writing.

          Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

          Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Mortgage Loan Seller Indemnification Agreement dated September 11, 2003 among Seller, Depositor, Credit Suisse First Boston LLC (on behalf of itself and the other Underwriters) and the Initial Purchaser, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in
Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

          Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE DEPOSITOR EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

          Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage
Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

               (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

               (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

          The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

          Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                               COLUMN FINANCIAL, INC.,
                               as Seller


                               By: /s/ Jeffrey Altabef
                                  -------------------------------------------
                               Name:  Jeffrey Altabef
                               Title: Director


                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.,
                               as Depositor


                               By: /s/ Jeffrey Altabef
                                  -------------------------------------------
                               Name:  Jeffrey Altabef
                               Title: Director

                                                                    SCHEDULE I


                         SCHEDULE OF TRANSACTION TERMS


          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of September 11, 2003, between Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "Borrower" means the borrower under a Mortgage Loan.

          "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated September 11, 2003, between Depositor and the Initial Purchaser.

          "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C4, issued in multiple classes.

          "Closing Date" means September 29, 2003.

          "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in September 2003.

          "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

          "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of the Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

          "Initial Purchaser" means Credit Suisse First Boston LLC.

          "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1 of the Agreement).

          "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

          "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

          "Offering Circular" means the confidential offering circular dated September 11, 2003, describing certain classes of the Private Certificates.

          "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of September 11, 2003, among the Master Servicer, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

          "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

          "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

          "Prospectus" means the Prospectus, dated September 2, 2003, that is a part of the Depositor's registration statement on Form S-3 (File No. 333-97955).

          "Prospectus Supplement" means the Prospectus Supplement, dated September 11, 2003, relating to the Publicly Offered Certificates.

          "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates.

          "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 thereof.

          "Underwriters" means Credit Suisse First Boston LLC, Greenwich Capital Markets, Inc. and McDonald Investments Inc..

          "Underwriting Agreement" means the Underwriting Agreement, dated September 11, 2003, between the Depositor and Credit Suisse First Boston LLC, on behalf of itself and the other Underwriters.


                                                                                                                        SCHEDULE II


                                                       MORTGAGE LOAN SCHEDULE



                                                                                                                            Mortgage
                                                                                                                      Zip    Loan
  #    Crossed Loan Name                                            Address                           City      State Code  Seller
------------------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              49 West Maryland Street                            Indianapolis  IN    46204 Column
------------------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     100 Penn Square East                               Philadelphia  PA    19107 Column
------------------------------------------------------------------------------------------------------------------------------------
  4      (A)   Mira Mesa Market Center West    10604 - 10789 Westview Parkway                     San Diego     CA    92126 Column
------------------------------------------------------------------------------------------------------------------------------------
  5      (A)   Mira Mesa Market Center East    10604-10789 Westview Parkway                       San Diego     CA    92126 Column
------------------------------------------------------------------------------------------------------------------------------------

  6      (B)   PCCP - Commerce Centre          6565 Knott Avenue, 6535 & 6625 Caballero Boulevard Buena Park    CA    90620 Column
------------------------------------------------------------------------------------------------------------------------------------
               PCCP - Paramount Distribution
  7      (B)   Center                          14001 Orange Avenue                                Paramount     CA    90723 Column
------------------------------------------------------------------------------------------------------------------------------------

  8      (B)   PCCP - 301 Walnut               301 West Walnut Street                             Compton       CA    90220 Column
------------------------------------------------------------------------------------------------------------------------------------
  9A           Mayfair Mall - Retail           2500 North Mayfair Road                            Wauwatosa     WI    53226 Column
------------------------------------------------------------------------------------------------------------------------------------
  9B           Mayfair Mall - Office Complex   2500 North Mayfair Road                            Wauwatosa     WI    53226 Column
------------------------------------------------------------------------------------------------------------------------------------
  10           540 Madison Avenue              540 Madison Avenue                                 New York      NY    10022 Column
------------------------------------------------------------------------------------------------------------------------------------
               Town & Country Apartments -
  11           Urbana                          1032 Kerr Avenue                                   Urbana        IL    61802 Column
------------------------------------------------------------------------------------------------------------------------------------
  16     (C)   Red Lion Hotel Port Angeles     221 North Lincoln Street                           Port Angeles  WA    98362 Column
------------------------------------------------------------------------------------------------------------------------------------
  17     (C)   Red Lion Hotel Yakima Center    607 East Yakima Avenue                             Yakima        WA    98901 Column
------------------------------------------------------------------------------------------------------------------------------------
  18     (C)   Red Lion Hotel Eureka           1929 Fourth Street                                 Eureka        CA    95501 Column
------------------------------------------------------------------------------------------------------------------------------------
  19     (C)   Red Lion Hotel Twin Falls       1357 Blue Lakes Boulevard North                    Twin Falls    ID    83301 Column
------------------------------------------------------------------------------------------------------------------------------------
  20     (C)   Red Lion Hotel Kennewick        101 North Columbia Center Boulevard                Kennewick     WA    99336 Column
------------------------------------------------------------------------------------------------------------------------------------
               Arlington & Bradley Office
  21           Center                          6917-6937 Arlington Road                           Bethesda      MD    20814 Column
------------------------------------------------------------------------------------------------------------------------------------
  23           780 James P. Casey Road         780 James P. Casey Road                            Bristol       CT    06010 Column
------------------------------------------------------------------------------------------------------------------------------------
  24           800 Apollo                      800 Apollo Street                                  El Segundo    CA    90245 Column
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Elk Grove
  25           Regent Industrial Center        501-565 Busse Road and 1800-1872 Brummel Drive     Village       IL    60007 Column
------------------------------------------------------------------------------------------------------------------------------------
  26           Sarasota Gateway                301 & 401 North Cattlemen Road                     Sarasota      FL    34232 Column
------------------------------------------------------------------------------------------------------------------------------------
  27           Bristol Farms Apartments        12007 Northeast 204th Place                        Bothell       WA    98011 Column
------------------------------------------------------------------------------------------------------------------------------------
  28           Country View Mobile Home Park   221 North Marion Road                              Sioux Falls   SD    57107 Column
------------------------------------------------------------------------------------------------------------------------------------
  29           University Commons              90 Commons Drive                                   Eugene        OR    97401 Column
------------------------------------------------------------------------------------------------------------------------------------
  30           Princeton Square Apartments     8321 West Princeton Square Boulevard               Jacksonville  FL    32256 Column
------------------------------------------------------------------------------------------------------------------------------------
  31           Burlington Center Mall          2501 Burlington-Mount Holly Road                   Burlington    NJ    08016 Column
------------------------------------------------------------------------------------------------------------------------------------
  32           Club at Tranquility Lake        2800 Tranquility Lake Boulevard                    Pearland      TX    77584 Column
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Woodland
  33           Warner Center Business Park     Oxnard Street & Califa Street                      Hills         CA    91367 Column
------------------------------------------------------------------------------------------------------------------------------------
  34           Expressway Mall                 575-605 Rohnert Park Expressway                    Rohnert Park  CA    94928 Column
------------------------------------------------------------------------------------------------------------------------------------
  35           Airline Shopping Center         2701 Airline Drive                                 Metairie      LA    70001 Column
------------------------------------------------------------------------------------------------------------------------------------
               Windward Village Shopping
  36           Center                          11877 Douglas Road                                 Alpharetta    GA    30005 Column
------------------------------------------------------------------------------------------------------------------------------------
  37           Playa Blanca Apartments         1905-1979 Avenida Del Mexico                       San Diego     CA    92154 Column
------------------------------------------------------------------------------------------------------------------------------------
  38           Torrey View Corporate Center    10590 West Ocean Air Drive                         San Diego     CA    92130 Column
------------------------------------------------------------------------------------------------------------------------------------
  41           The Moorings Apartments         601 Enterprise Avenue                              League City   TX    77573 Column
------------------------------------------------------------------------------------------------------------------------------------
               5th & Lamar Retail/Office
  42           Development                     907 West 5th Street                                Austin        TX    78703 Column
------------------------------------------------------------------------------------------------------------------------------------
               American Village on the Lake
  43           Apartments                      9601 21st Street                                   Tulsa         OK    74129 Column
------------------------------------------------------------------------------------------------------------------------------------
  44           Ryan's Pointe Apartments        19606 Park Row                                     Houston       TX    77084 Column
------------------------------------------------------------------------------------------------------------------------------------
  45           Cleveland Street Square         16528 Cleveland Street                             Redmond       WA    98052 Column
------------------------------------------------------------------------------------------------------------------------------------

  47           Rivermont Apartments            201 Marina Drive                                   Tuscaloosa    AL    35406 Column
------------------------------------------------------------------------------------------------------------------------------------
               Westover Gallery Shopping
  50           Center                          1310-1424 Westover Terrace and 1500 Mill Street    Greensboro    NC    27408 Column
------------------------------------------------------------------------------------------------------------------------------------
  53           Trestles of Houston Apartments  14365 Cornerstone Village                          Houston       TX    77014 Column
------------------------------------------------------------------------------------------------------------------------------------
  54           Pemstar, Inc. Headquarters      3535 Technology Drive, NW                          Rochester     MN    55901 Column
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Altamonte
  56           Riverbend Apartments            655 West State Road 436                            Springs       FL    32714 Column
------------------------------------------------------------------------------------------------------------------------------------
  57           D'Adrian Meadows Apartments     1233 Surrey Court                                  Godfrey       IL    62035 Column
------------------------------------------------------------------------------------------------------------------------------------
  58           Park Place                      1044 North 115th Street                            Omaha         NE    68154 Column
------------------------------------------------------------------------------------------------------------------------------------


                                              Original    Cut-off Date    Maturity/   Interest  Original    Remaining    Original
                                              Principal     Principal        ARD        Only  Amortization Amortization  Term to
  #    Crossed Loan Name                      Balance       Balance(1)    Balance (2)  Period     Term         Term     Maturity(2)
------------------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              $80,000,000 $79,550,681   $65,827,398.20     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     $65,000,000 $65,000,000   $55,468,910.51    12         360          360         120
------------------------------------------------------------------------------------------------------------------------------------
  4      (A)   Mira Mesa Market Center West    $34,500,000 $34,402,676   $29,055,845.49     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  5      (A)   Mira Mesa Market Center East    $28,500,000 $28,419,602   $24,002,654.05     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Interest    Interest
  6      (B)   PCCP - Commerce Centre          $38,500,000 $38,500,000   $38,500,000.00    60    Only        Only               60
------------------------------------------------------------------------------------------------------------------------------------
               PCCP - Paramount Distribution                                                     Interest    Interest
  7      (B)   Center                           $9,600,000  $9,600,000    $9,600,000.00    60    Only        Only               60
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Interest    Interest
  8      (B)   PCCP - 301 Walnut                $6,400,000  $6,400,000    $6,400,000.00    60    Only        Only               60
------------------------------------------------------------------------------------------------------------------------------------
  9A           Mayfair Mall - Retail           $37,339,394 $37,219,884   $33,352,097.64     0         360          358          60
------------------------------------------------------------------------------------------------------------------------------------
  9B           Mayfair Mall - Office Complex   $10,160,606 $10,128,086    $9,075,603.62     0         360          358          60
------------------------------------------------------------------------------------------------------------------------------------
  10           540 Madison Avenue              $45,000,000 $45,000,000   $42,966,666.87    59                                  120
------------------------------------------------------------------------------------------------------------------------------------
               Town & Country Apartments -
  11           Urbana                          $25,200,000 $25,200,000   $21,293,179.53    12         360          360         120
------------------------------------------------------------------------------------------------------------------------------------
  16     (C)   Red Lion Hotel Port Angeles      $9,100,000  $9,079,774    $7,213,631.10     0         300          298         120
------------------------------------------------------------------------------------------------------------------------------------
  17     (C)   Red Lion Hotel Yakima Center     $5,100,000  $5,088,664    $4,042,804.43     0         300          298         120
------------------------------------------------------------------------------------------------------------------------------------
  18     (C)   Red Lion Hotel Eureka            $3,000,000  $2,993,332    $2,378,120.86     0         300          298         120
------------------------------------------------------------------------------------------------------------------------------------
  19     (C)   Red Lion Hotel Twin Falls        $3,000,000  $2,993,332    $2,378,120.86     0         300          298         120
------------------------------------------------------------------------------------------------------------------------------------
  20     (C)   Red Lion Hotel Kennewick         $2,500,000  $2,494,443    $1,981,766.24     0         300          298         120
------------------------------------------------------------------------------------------------------------------------------------
               Arlington & Bradley Office
  21           Center                          $20,880,000 $20,880,000   $18,476,190.04    24         360          360         120
------------------------------------------------------------------------------------------------------------------------------------
  23           780 James P. Casey Road         $20,000,000 $19,964,899   $18,660,260.98     0         360          358          60
------------------------------------------------------------------------------------------------------------------------------------
  24           800 Apollo                      $19,800,000 $19,639,499   $16,891,627.63     0         360          351         120
------------------------------------------------------------------------------------------------------------------------------------
  25           Regent Industrial Center        $18,500,000 $18,385,981   $15,410,381.73     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  26           Sarasota Gateway                $16,150,000 $16,101,664   $13,493,497.79     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  27           Bristol Farms Apartments        $16,025,000 $16,025,000   $15,163,773.28    13         360          360          61
------------------------------------------------------------------------------------------------------------------------------------
  28           Country View Mobile Home Park   $15,400,000 $15,400,000   $12,999,307.21    24         324          324         120
------------------------------------------------------------------------------------------------------------------------------------
  29           University Commons              $14,542,500 $14,484,667   $12,532,178.04     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  30           Princeton Square Apartments     $14,370,000 $14,322,598   $11,839,490.99     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  31           Burlington Center Mall          $14,000,000 $13,960,688   $11,797,905.28     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  32           Club at Tranquility Lake        $14,000,000 $13,924,741   $12,653,831.39     0         360          354          84
------------------------------------------------------------------------------------------------------------------------------------
  33           Warner Center Business Park     $13,800,000 $13,707,100   $11,705,385.47     0         360          353         120
------------------------------------------------------------------------------------------------------------------------------------
  34           Expressway Mall                 $12,500,000 $12,440,396   $10,530,791.00     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  35           Airline Shopping Center         $12,000,000 $11,963,270    $9,994,854.37     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
               Windward Village Shopping
  36           Center                          $11,500,000 $11,456,352    $9,659,763.15     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
  37           Playa Blanca Apartments         $11,000,000 $11,000,000   $10,193,138.86    60         360          360         120
------------------------------------------------------------------------------------------------------------------------------------
  38           Torrey View Corporate Center    $11,000,000 $11,000,000    $9,084,861.03    24         300          300         120
------------------------------------------------------------------------------------------------------------------------------------
  41           The Moorings Apartments         $10,500,000 $10,449,029    $8,824,479.93     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
               5th & Lamar Retail/Office
  42           Development                      $9,950,000  $9,927,668    $7,514,139.41     0         360          357         180
------------------------------------------------------------------------------------------------------------------------------------
               American Village on the Lake
  43           Apartments                       $9,950,000  $9,918,166    $8,234,979.21     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  44           Ryan's Pointe Apartments         $9,800,000  $9,722,436    $8,264,172.93     0         360          352         120
------------------------------------------------------------------------------------------------------------------------------------
  45           Cleveland Street Square          $9,750,000  $9,704,446    $8,236,351.87     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Interest    Interest
  47           Rivermont Apartments             $9,500,000  $9,500,000    $9,500,000.00    60        Only        Only           60
------------------------------------------------------------------------------------------------------------------------------------
               Westover Gallery Shopping
  50           Center                           $8,225,000  $8,200,383    $6,872,074.45     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  53           Trestles of Houston Apartments   $7,622,000  $7,568,426    $6,532,766.47     0         360          352         120
------------------------------------------------------------------------------------------------------------------------------------
  54           Pemstar, Inc. Headquarters       $7,500,000  $7,425,395      $202,425.63     0         240          235         240
------------------------------------------------------------------------------------------------------------------------------------
  56           Riverbend Apartments             $6,800,000  $6,767,357    $5,723,593.56     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  57           D'Adrian Meadows Apartments      $6,720,000  $6,678,583    $5,597,717.12     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  58           Park Place                       $6,500,000  $6,480,851    $5,824,370.27     0         360          357          84
------------------------------------------------------------------------------------------------------------------------------------


                                              Remaining
                                               Term to
 #    Crossed   Loan Name                     Maturity(2)
---------------------------------------------------------
  1            Circle Centre Mall                    115
---------------------------------------------------------
  2            Wanamaker Building - Office           117
---------------------------------------------------------
  4      (A)   Mira Mesa Market Center West          117
---------------------------------------------------------
  5      (A)   Mira Mesa Market Center East          117
---------------------------------------------------------
  6      (B)   PCCP - Commerce Centre                 59
---------------------------------------------------------
               PCCP - Paramount Distribution
  7      (B)   Center                                 59
---------------------------------------------------------

  8      (B)   PCCP - 301 Walnut                      59
---------------------------------------------------------
  9A           Mayfair Mall - Retail                  58
---------------------------------------------------------
  9B           Mayfair Mall - Office Complex          58
---------------------------------------------------------
  10           540 Madison Avenue                    118
---------------------------------------------------------
               Town & Country Apartments -
  11           Urbana                                115
---------------------------------------------------------
  16     (C)   Red Lion Hotel Port Angeles           118
---------------------------------------------------------
  17     (C)   Red Lion Hotel Yakima Center          118
---------------------------------------------------------
  18     (C)   Red Lion Hotel Eureka                 118
---------------------------------------------------------
  19     (C)   Red Lion Hotel Twin Falls             118
---------------------------------------------------------
  20     (C)   Red Lion Hotel Kennewick              118
---------------------------------------------------------
               Arlington & Bradley Office
  21           Center                                115
---------------------------------------------------------
  23           780 James P. Casey Road                58
---------------------------------------------------------
  24           800 Apollo                            111
---------------------------------------------------------
  25           Regent Industrial Center              114
---------------------------------------------------------
  26           Sarasota Gateway                      117
---------------------------------------------------------
  27           Bristol Farms Apartments               56
---------------------------------------------------------
  28           Country View Mobile Home Park         117
---------------------------------------------------------
  29           University Commons                    115
---------------------------------------------------------
  30           Princeton Square Apartments           117
---------------------------------------------------------
  31           Burlington Center Mall                117
---------------------------------------------------------
  32           Club at Tranquility Lake               78
---------------------------------------------------------
  33           Warner Center Business Park           113
---------------------------------------------------------
  34           Expressway Mall                       115
---------------------------------------------------------
  35           Airline Shopping Center               117
---------------------------------------------------------
               Windward Village Shopping
  36           Center                                116
---------------------------------------------------------
  37           Playa Blanca Apartments               118
---------------------------------------------------------
  38           Torrey View Corporate Center          115
---------------------------------------------------------
  41           The Moorings Apartments               115
---------------------------------------------------------
               5th & Lamar Retail/Office
  42           Development                           177
---------------------------------------------------------
               American Village on the Lake
  43           Apartments                            117
---------------------------------------------------------
  44           Ryan's Pointe Apartments              112
---------------------------------------------------------
  45           Cleveland Street Square               115
---------------------------------------------------------
  47           Rivermont Apartments                   53
---------------------------------------------------------
               Westover Gallery Shopping
  50           Center                                117
---------------------------------------------------------
  53           Trestles of Houston Apartments        112
---------------------------------------------------------
  54           Pemstar, Inc. Headquarters            235
---------------------------------------------------------
  56           Riverbend Apartments                  115
---------------------------------------------------------
  57           D'Adrian Meadows Apartments           114
---------------------------------------------------------
  58           Park Place                             81
---------------------------------------------------------

                                                                                                                            Mortgage
                                                                                                                      Zip    Loan
  #    Crossed Loan Name                                            Address                           City      State Code  Seller
------------------------------------------------------------------------------------------------------------------------------------
  59           Millstone Lakes Apartments      4133 Parkview Lake Drive                           Columbus      OH    43207 Column
------------------------------------------------------------------------------------------------------------------------------------
  61           Aspen Woods                     2910 South Collins Street                          Arlington     TX    76014 Column
------------------------------------------------------------------------------------------------------------------------------------
  62           Iliff Commons Shopping Center   2220 South Peoria Street                           Aurora        CO    80014 Column
------------------------------------------------------------------------------------------------------------------------------------
               Atlantic Boulevard Shopping
  63           Center                          10750 Atlantic Boulevard                           Jacksonville  FL    32225 Column
------------------------------------------------------------------------------------------------------------------------------------
  64           Shoppes at Brandon Farms        2535 East State Road 60                            Valrico       FL    33594 Column
------------------------------------------------------------------------------------------------------------------------------------
               Court Street Plaza Shopping
  65           Center                          1408 North 20th Avenue                             Pasco         WA    99301 Column
------------------------------------------------------------------------------------------------------------------------------------
  67           300 Alexander Park              300 Alexander Park                                 Princeton     NJ    08540 Column
------------------------------------------------------------------------------------------------------------------------------------
  68           4861 & 4891 Telsa Drive         4861 & 4891 Telsa Drive                            Bowie         MD    20715 Column
------------------------------------------------------------------------------------------------------------------------------------
  69           Longview Meadow Apartments      1100 Ray Suggs Place                               Concord       NC    28027 Column
------------------------------------------------------------------------------------------------------------------------------------
  70           8501 LaSalle Road               8501 LaSalle Road                                  Towson        MD    21286 Column
------------------------------------------------------------------------------------------------------------------------------------
  71           Trestles of Baytown Apartments  3403 Garth Road                                    Baytown       TX    77521 Column
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Balcones
  72           Santa Fe Place Apartments       4210 Fredericksburg Road                           Heights       TX    78201 Column
------------------------------------------------------------------------------------------------------------------------------------
  73           Plumtree Professional Center    104 Plumtree Road                                  Bel Air       MD    21015 Column
------------------------------------------------------------------------------------------------------------------------------------
  75           Canyon Woods Apartments         2524 West Glenrosa Avenue                          Phoenix       AZ    85017 Column
------------------------------------------------------------------------------------------------------------------------------------
  76           Grove Street                    165 Grove Street                                   Franklin      MA    02038 Column
------------------------------------------------------------------------------------------------------------------------------------
  78           Ashley Park Apartments          2600 Frontage Road                                 Oklahoma City OK    73519 Column
------------------------------------------------------------------------------------------------------------------------------------
  79           Rosemont Retail Center          9500 West Higgins Road                             Rosemont      IL    60018 Column
------------------------------------------------------------------------------------------------------------------------------------
  81           Cardinal Shopping Center        6310 Old Oak Ridge Road                            Greensboro    NC    27410 Column
------------------------------------------------------------------------------------------------------------------------------------
  82           Grogan's Mill Village Center    2230-2260 Buckthorne Place                         The Woodlands TX    77380 Column
------------------------------------------------------------------------------------------------------------------------------------
  83           Atlas Valley Shopping Center    2770 Arapahoe Road                                 Lafayette     CO    80026 Column
------------------------------------------------------------------------------------------------------------------------------------
                                               3739-3755 Mayfield Road
                                                & 1375-1395 Cleveland
  84           Heights Garden Apartments       Heights Boulevard                                  Cleveland     OH    44121 Column
------------------------------------------------------------------------------------------------------------------------------------
  85           Radnor Towers Apartments        3110 Nolensville Road                              Nashville     TN    37211 Column
------------------------------------------------------------------------------------------------------------------------------------
  87           10 Canebrake Boulevard          10 Canebrake Road                                  Flowood       MS    39232 Column
------------------------------------------------------------------------------------------------------------------------------------
  88           The Forest Apartments           22820 Imperial Valley Drive                        Houston       TX    77073 Column
------------------------------------------------------------------------------------------------------------------------------------
               Gristedes - 3rd Ave. and 36th
  89           Street                          201 East 36th Street                               New York      NY    10016 Column
------------------------------------------------------------------------------------------------------------------------------------
  90           111 & 121 Roberts Street        111 & 121 Roberts Street                           East Hartford CT    06108 Column
------------------------------------------------------------------------------------------------------------------------------------
               Richland Village Shopping
  91           Center                          1310-1396 Belt Line Road East                      Richardson    TX    75081 Column
------------------------------------------------------------------------------------------------------------------------------------
  92           Pacific West Apartments         14121 Pierce Plaza                                 Omaha         NE    68144 Column
------------------------------------------------------------------------------------------------------------------------------------
  93           Atrium Medical Office Building  2417 Atrium Drive                                  Raleigh       NC    27607 Column
------------------------------------------------------------------------------------------------------------------------------------
  94           Wingate Inn Fayetteville        4182 Sycamore Dairy Road                           Fayetteville  NC    28303 Column
------------------------------------------------------------------------------------------------------------------------------------
  95           Millside Building               2170 Buckthorne Place                              The Woodlands TX    77380 Column
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Southern
 100           Market at Southern Pines        135-171 Beverly Lane                               Pines         NC    28387 Column
------------------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       200 North Val Verde Road                           Donna         TX    78537 Column
------------------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  600 East Anderson Road                             Houston       TX    77047 Column
------------------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               2300 East Highway 83                               Weslaco       TX    78596 Column
------------------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           241 Seville Drive                                  New Braunfels TX    78130 Column
------------------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   1717 Turning Basin Drive                           Houston       TX    77029 Column
------------------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             2303 Goliad Road                                   San Antonio   TX    78223 Column
------------------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              6301 Woodway Drive                                 Fort Worth    TX    76133 Column
------------------------------------------------------------------------------------------------------------------------------------
 113     (D)   Ramey's Mobile Home Park        1600 Lynchburg Turnpike                            Salem         VA    24153 Column
------------------------------------------------------------------------------------------------------------------------------------
 114     (D)   Bexley Mobile Home Park         7413 Allstate Drive                                Petersburg    VA    23805 Column
------------------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      8683 East Lincoln Avenue                           Lone Tree     CO    80124 Column
------------------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   4375 West Missouri Avenue                          Glendale      AZ    85301 Column
------------------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              301 North Brand Boulevard                          Glendale      CA    91203 Column
------------------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   5425 East Tropicana Avenue                         Las Vegas     NV    89122 Column
------------------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            1400 Banana Road                                   Lakeland      FL    33801 Column
------------------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                913 West 3rd Street                                Pembroke      NC    28372 Column
------------------------------------------------------------------------------------------------------------------------------------
               Campbell Station Shopping
 125           Center                          4910 Columbia Highway                              Spring Hill   TN    37174 Column
------------------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               2555 Eldridge Road                                 Sugar Land    TX    77478 Column
------------------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  2120 Duff Road                                     Lakeland      FL    33810 Column
------------------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     2477 County Home Road                              Greenville    NC    27858 Column
------------------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          2525 Allen Genoa Road                              Pasadena      TX    77502 Column
------------------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            327 East 52nd Street                               New York      NY    10022 Column
------------------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 4058 Bayshore Drive                                Naples        FL    34112 Column
------------------------------------------------------------------------------------------------------------------------------------


                                              Original    Cut-off Date    Maturity/   Interest  Original    Remaining    Original
                                              Principal     Principal        ARD        Only  Amortization Amortization  Term to
  #    Crossed Loan Name                      Balance       Balance(1)    Balance (2)  Period     Term         Term     Maturity(2)
------------------------------------------------------------------------------------------------------------------------------------
  59           Millstone Lakes Apartments       $6,200,000  $6,174,031    $5,138,349.17     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
  61           Aspen Woods                      $6,100,000  $6,053,318    $5,703,667.29     0         360          352          60
------------------------------------------------------------------------------------------------------------------------------------
  62           Iliff Commons Shopping Center    $6,000,000  $5,970,416    $5,031,773.36     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
               Atlantic Boulevard Shopping
  63           Center                           $5,700,000  $5,689,894    $4,799,461.31     0         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
  64           Shoppes at Brandon Farms         $5,550,000  $5,523,118    $4,665,789.49     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
               Court Street Plaza Shopping
  65           Center                           $5,500,000  $5,474,535    $4,651,703.09     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  67           300 Alexander Park               $5,250,000  $5,225,526    $4,436,285.41     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  68           4861 & 4891 Telsa Drive          $5,240,000  $5,210,154    $4,412,309.43     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  69           Longview Meadow Apartments       $5,200,000  $5,180,218    $4,366,557.37     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
  70           8501 LaSalle Road                $5,200,000  $5,175,094    $4,378,192.39     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  71           Trestles of Baytown Apartments   $5,206,250  $5,170,193    $4,470,813.14     0         360          352         120
------------------------------------------------------------------------------------------------------------------------------------
  72           Santa Fe Place Apartments        $5,150,000  $5,119,530    $3,907,524.03     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
  73           Plumtree Professional Center     $5,050,000  $5,050,000    $4,293,729.11     6         360          360         120
------------------------------------------------------------------------------------------------------------------------------------
  75           Canyon Woods Apartments          $4,900,000  $4,884,800    $4,073,526.58     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  76           Grove Street                     $4,900,000  $4,880,209    $3,791,561.77     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
  78           Ashley Park Apartments           $4,850,000  $4,815,112    $4,144,257.28     0         360          352         120
------------------------------------------------------------------------------------------------------------------------------------
  79           Rosemont Retail Center           $4,760,000  $4,742,602    $4,017,740.90     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
  81           Cardinal Shopping Center         $4,640,000  $4,626,113    $3,876,769.42     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
  82           Grogan's Mill Village Center     $4,525,000  $4,500,902    $3,843,393.98     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  83           Atlas Valley Shopping Center     $4,350,000  $4,327,695    $3,712,042.33     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
               3739-3755 Mayfield Road & 1375
  84           Heights Garden Apartments        $4,320,000  $4,298,509    $3,618,421.46     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
  85           Radnor Towers Apartments         $4,250,000  $4,242,368    $3,573,112.30     0         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
  87           10 Canebrake Boulevard           $4,125,000  $4,117,779    $3,478,548.15     0         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
  88           The Forest Apartments            $4,050,000  $4,023,460    $3,448,326.85     0         360          353         120
------------------------------------------------------------------------------------------------------------------------------------
               Gristedes - 3rd Ave. and 36th
  89           Street                           $4,000,000  $3,992,241    $3,330,808.89     0         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
  90           111 & 121 Roberts Street         $3,950,000  $3,917,276    $3,046,531.16     0         300          294         120
------------------------------------------------------------------------------------------------------------------------------------
               Richland Village Shopping
  91           Center                           $3,700,000  $3,680,937    $3,155,540.05     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  92           Pacific West Apartments          $3,700,000  $3,678,829    $3,113,671.54     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
  93           Atrium Medical Office Building   $3,700,000  $3,669,598    $3,103,169.49     0         360          352         120
------------------------------------------------------------------------------------------------------------------------------------
  94           Wingate Inn Fayetteville         $3,600,000  $3,586,825    $2,835,975.23     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
  95           Millside Building                $3,575,000  $3,555,961    $3,036,492.91     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines         $3,340,000  $3,330,182    $2,797,523.22     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park        $3,250,000  $3,237,894    $2,736,588.52     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park   $3,200,000  $3,191,240    $2,705,582.24     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park                $2,900,000  $2,889,325    $2,445,573.27     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments            $2,875,000  $2,860,379    $2,400,641.93     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building    $2,850,000  $2,833,767    $2,399,824.41     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments              $2,800,000  $2,785,823    $2,339,472.95     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments               $2,800,000  $2,776,801    $2,381,797.09     0         360          351         120
------------------------------------------------------------------------------------------------------------------------------------
 113     (D)   Ramey's Mobile Home Park         $1,680,000  $1,666,448    $1,107,889.78     0         240          236         120
------------------------------------------------------------------------------------------------------------------------------------
 114     (D)   Bexley Mobile Home Park          $1,104,000  $1,095,094      $728,042.14     0         240          236         120
------------------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza       $2,550,000  $2,540,276    $2,140,637.50     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park    $2,525,000  $2,510,782    $2,129,378.67     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.               $2,500,000  $2,488,166    $2,153,473.26     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments    $2,475,000  $2,463,146    $2,083,851.01     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP             $2,350,000  $2,337,238    $1,813,069.31     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                 $2,320,000  $2,311,236    $1,949,942.84     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
               Campbell Station Shopping
 125           Center                           $2,325,000  $2,309,348    $1,972,103.27     0         360          353         120
------------------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage                $2,300,000  $2,285,492    $1,806,026.58     0         300          295         120
------------------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                   $2,100,000  $2,088,596    $1,620,188.79     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments      $2,000,000  $1,996,317    $1,686,938.50     3         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments           $2,000,000  $1,992,515    $1,683,032.81     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street             $1,920,000  $1,911,864    $1,472,005.03     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                  $1,920,000  $1,909,093    $1,726,386.54     0         300          296          60
------------------------------------------------------------------------------------------------------------------------------------


                                              Remaining
                                               Term to
 #    Crossed   Loan Name                     Maturity(2)
---------------------------------------------------------
  59           Millstone Lakes Apartments            116
---------------------------------------------------------
  61           Aspen Woods                            52
---------------------------------------------------------
  62           Iliff Commons Shopping Center         115
---------------------------------------------------------
               Atlantic Boulevard Shopping
  63           Center                                118
---------------------------------------------------------
  64           Shoppes at Brandon Farms              115
---------------------------------------------------------
               Court Street Plaza Shopping
  65           Center                                115
---------------------------------------------------------
  67           300 Alexander Park                    115
---------------------------------------------------------
  68           4861 & 4891 Telsa Drive               114
---------------------------------------------------------
  69           Longview Meadow Apartments            116
---------------------------------------------------------
  70           8501 LaSalle Road                     115
---------------------------------------------------------
  71           Trestles of Baytown Apartments        112
---------------------------------------------------------
  72           Santa Fe Place Apartments             116
---------------------------------------------------------
  73           Plumtree Professional Center          114
---------------------------------------------------------
  75           Canyon Woods Apartments               117
---------------------------------------------------------
  76           Grove Street                          117
---------------------------------------------------------
  78           Ashley Park Apartments                112
---------------------------------------------------------
  79           Rosemont Retail Center                116
---------------------------------------------------------
  81           Cardinal Shopping Center              117
---------------------------------------------------------
  82           Grogan's Mill Village Center          114
---------------------------------------------------------
  83           Atlas Valley Shopping Center          114
---------------------------------------------------------
               3739-3755 Mayfield Road & 1375
  84           Heights Garden Apartments             115
---------------------------------------------------------
  85           Radnor Towers Apartments              118
---------------------------------------------------------
  87           10 Canebrake Boulevard                118
---------------------------------------------------------
  88           The Forest Apartments                 113
---------------------------------------------------------
               Gristedes - 3rd Ave. and 36th
  89           Street                                118
---------------------------------------------------------
  90           111 & 121 Roberts Street              114
---------------------------------------------------------
               Richland Village Shopping
  91           Center                                114
---------------------------------------------------------
  92           Pacific West Apartments               114
---------------------------------------------------------
  93           Atrium Medical Office Building        112
---------------------------------------------------------
  94           Wingate Inn Fayetteville              117
---------------------------------------------------------
  95           Millside Building                     114
---------------------------------------------------------
 100           Market at Southern Pines              117
---------------------------------------------------------
 101           Palm Shadows MH & RV Park             116
---------------------------------------------------------
 103           Anderson Oaks Mobile Home Park        117
---------------------------------------------------------
 108           Magic Valley Park                     116
---------------------------------------------------------
 109           River Park Apartments                 115
---------------------------------------------------------
 110           Portway Plaza Office Building         114
---------------------------------------------------------
 111           Marigold Apartments                   115
---------------------------------------------------------
 112           Carlton Apartments                    111
---------------------------------------------------------
 113     (D)   Ramey's Mobile Home Park              116
---------------------------------------------------------
 114     (D)   Bexley Mobile Home Park               116
---------------------------------------------------------
 117           Lincoln Professional Plaza            116
---------------------------------------------------------
 118           Santa Grande Mobile Home Park         114
---------------------------------------------------------
 119           301 N. Brand Blvd.                    114
---------------------------------------------------------
 120           Tropicana Del Este Apartments         115
---------------------------------------------------------
 123           Sundance Village MHP                  116
---------------------------------------------------------
 124           University Plaza                      116
---------------------------------------------------------
               Campbell Station Shopping
 125           Center                                113
---------------------------------------------------------
 126           Southwest Storage                     115
---------------------------------------------------------
 129           Greenbriar MHP                        116
---------------------------------------------------------
 130           Trafalgar Square Apartments           115
---------------------------------------------------------
 131           Queens Lane Apartments                116
---------------------------------------------------------
 133           327 East 52nd Street                  117
---------------------------------------------------------
 134           Naples Place IV                        56
---------------------------------------------------------

                                                                                                                            Mortgage
                                                                                                                      Zip    Loan
  #    Crossed Loan Name                                            Address                           City      State Code  Seller
------------------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       320 Homer Road                                     Minden        LA    71055 Column
------------------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              3600 Cherokee Street                               Kennesaw      GA    30144 Column
------------------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           5601 Duncan Road                                   Punta Gorda   FL    33982 Column
------------------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         2317-2335 Market Street                            San Francisco CA    94114 Column
------------------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           17 Cleveland Street                                Gloucester    MA    01930 Column
------------------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          3030 Old Highway 146                               La Porte      TX    77571 Column
------------------------------------------------------------------------------------------------------------------------------------
               South Michigan Avenue Office
 142           Building                        1455 South Michigan Avenue                         Chicago       IL    60605 Column
------------------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           15470 Andrews Drive                                Denver        CO    80239 Column
------------------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            640 U.S. Highway 19                                Murphy        NC    28906 Column
------------------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    1223 - 1299 Anaheim Street                         Long Beach    CA    90813 Column
------------------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              34 Park Street                                     Andover       MA    01810 Column
------------------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       5441 Meredith Drive                                Portage       MI    49002 Column
------------------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  8004 Indiana Avenue                                Lubbock       TX    79423 Column
------------------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              7000 North Freeway                                 Houston       TX    77076 Column
------------------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           18200 NW 20th Avenue                               Miami         FL    33056 Column
------------------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    311 North Hancock Street                           Madison       WI    53703 Column
------------------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            614 Main Street                                    Biddeford     ME    04005 Column
------------------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         300 Wilkinson Lane                                 White House   TN    37188 Column
------------------------------------------------------------------------------------------------------------------------------------
               Cambridge Estates Apts (Phase
 154           III)                            2511 Malden Road                                   Lafayette     IN    47201 Column
------------------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           201 South Ynez Avenue                              Monterey Park CA    91754 Column
------------------------------------------------------------------------------------------------------------------------------------
               Colorado Square / Medlin Place
 156           Apartments                      2415 and 2601 Medlin Lane                          Arlington     TX    76015 Column
------------------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   7510 Talley Road                                   San Antonio   TX    78253 Column
------------------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        240 SW Greenville Boulevard                        Greenville    NC    27834 Column
------------------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              1111 West Ledbetter Drive                          Dallas        TX    75224 Column
------------------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                1408 10th Avenue                                   Union Grove   WI    53182 Column
------------------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            1404-8011 Greenspire Drive                         Reynoldsburg  OH    43068 Column
------------------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            2031 Lakeshore Drive                               Belvidere     IL    61008 Column
------------------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  425 East 19th Street                               Panama City   FL    32405 Column
------------------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                150 Broad Street                                   Nashua        NH    03063 Column
------------------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        53 Sunset Avenue                                   Venice        CA    90291 Column
------------------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 1403-1419 West Brandon Boulevard                   Brandon       FL    33511 Column
------------------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         1549 Knox Drive                                    Marietta      GA    30060 Column
------------------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         1013 West Linden Street                            Allentown     PA    18102 Column
------------------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      9505 North Bedford Road                            Macedonia     OH    44056 Column
------------------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             83 Elizabeth Street                                Farmingdale   NY    11735 Column
------------------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 1231-1235 Elm Street and 12-18 Pearl Street        Manchester    NH    03101 Column
------------------------------------------------------------------------------------------------------------------------------------
 116A          El Valle del Sol                2500 East Business Highway 83                      Mission       TX    78572 Column
------------------------------------------------------------------------------------------------------------------------------------
 116B          El Valle de la Luna             201 South Taylor Road                              McAllen       TX    78501 Column
------------------------------------------------------------------------------------------------------------------------------------
 132A          San Juan Gardens                900 East Business Highway 83                       San Juan      TX    78589 Column
------------------------------------------------------------------------------------------------------------------------------------
 132B          Friendly Village                1449 West Duranta Street                           Alamo         TX    78516 Column
------------------------------------------------------------------------------------------------------------------------------------


                                              Original    Cut-off Date    Maturity/   Interest  Original    Remaining    Original
                                              Principal     Principal        ARD        Only  Amortization Amortization  Term to
  #    Crossed Loan Name                      Balance       Balance(1)    Balance (2)  Period     Term         Term     Maturity(2)
------------------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center        $1,875,000  $1,852,001    $1,236,051.60     0         240          234         120
------------------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade               $1,800,000  $1,790,714    $1,401,929.40     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL            $1,800,000  $1,781,087       $21,925.33     0         180          177         180
------------------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street          $1,750,000  $1,741,386    $1,500,648.64     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments            $1,750,000  $1,740,146    $1,475,806.22     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments           $1,700,000  $1,693,638    $1,430,578.05     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
               South Michigan Avenue Office
 142           Building                         $1,700,000  $1,683,691    $1,541,807.95     0         300          293          60
------------------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center            $1,625,000  $1,619,701    $1,390,647.11     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center             $1,625,000  $1,605,120    $1,072,066.25     0         240          234         120
------------------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center     $1,600,000  $1,591,927    $1,251,142.10     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail               $1,510,000  $1,503,934    $1,169,606.66     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments        $1,500,000  $1,495,661    $1,259,076.22     0         360          357         120
------------------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                   $1,500,000  $1,489,568    $1,156,374.88     0         300          295         120
------------------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway               $1,500,000  $1,482,842       $27,923.68     0         192          188         192
------------------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments            $1,440,000  $1,428,238    $1,113,665.28     0         300          294         120
------------------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments     $1,435,000  $1,426,175    $1,195,720.98     0         360          354         120
------------------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments             $1,400,000  $1,395,537    $1,201,172.13     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments          $1,360,000  $1,354,408    $1,048,780.04     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
               Cambridge Estates Apts (Phase
 154           III)                             $1,350,000  $1,340,793       $17,163.77     0         180          178         180
------------------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments            $1,275,000  $1,266,118      $982,583.30     0         300          295         120
------------------------------------------------------------------------------------------------------------------------------------
               Colorado Square / Medlin Place
 156           Apartments                       $1,260,000  $1,251,298    $1,137,729.00     0         300          295          60
------------------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park    $1,240,000  $1,236,637    $1,055,613.80     0         300          298          84
------------------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center         $1,225,000  $1,210,014      $808,172.10     0         240          234         120
------------------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing               $1,200,000  $1,193,775      $933,681.73     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                 $1,200,000  $1,192,279      $938,874.13     0         300          295         120
------------------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments             $1,200,000  $1,184,121       $17,732.37     0         180          176         180
------------------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments             $1,100,000  $1,097,792      $911,918.45     0         360          358         120
------------------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments   $1,100,000  $1,092,456      $850,321.57     0         300          295         120
------------------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                 $1,000,000    $995,990      $774,835.21     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments           $980,000    $975,676      $833,998.85     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                    $975,000    $970,217      $766,186.39     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments            $950,000    $945,974      $728,336.01     0         300          297         120
------------------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street            $765,000    $761,097      $597,013.43     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park         $760,000    $756,094      $592,321.65     0         300          296         120
------------------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street                $650,000    $647,579      $547,318.35     0         360          356         120
------------------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                    $525,000    $520,890      $349,128.68     0         240          236         120
------------------------------------------------------------------------------------------------------------------------------------
 116A          El Valle del Sol                 $2,000,000  $1,990,887    $1,695,050.32     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 116B          El Valle de la Luna                $600,000    $597,266      $508,515.10     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 132A          San Juan Gardens                 $1,177,000  $1,171,686      $998,716.20     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------
 132B          Friendly Village                   $773,000    $769,510      $655,910.90     0         360          355         120
------------------------------------------------------------------------------------------------------------------------------------


                                              Remaining
                                               Term to
 #    Crossed   Loan Name                     Maturity(2)
---------------------------------------------------------
 135           Park City Shopping Center             114
---------------------------------------------------------
 136           Kennesaw Promenade                    116
---------------------------------------------------------
 137           Lakewood Village - FL                 177
---------------------------------------------------------
 139           2317-2335 Market Street               114
---------------------------------------------------------
 140           Gloucester Apartments                 114
---------------------------------------------------------
 141           Bayou Villa Apartments                116
---------------------------------------------------------
               South Michigan Avenue Office
 142           Building                               53
---------------------------------------------------------
 143           Gateway Retail Center                 116
---------------------------------------------------------
 144           Murphy Retail Center                  114
---------------------------------------------------------
 145           Anaheim Street Retail Center          116
---------------------------------------------------------
 146           Park Street Retail                    117
---------------------------------------------------------
 147           Sprinkle Ridge Apartments             117
---------------------------------------------------------
 148           Melonie Square                        115
---------------------------------------------------------
 149           7000 North Freeway                    188
---------------------------------------------------------
 150           Sunny Isle Apartments                 114
---------------------------------------------------------
 151           Nichols Station I Apartments          114
---------------------------------------------------------
 152           Biddeford Apartments                  116
---------------------------------------------------------
 153           Mount Vernon Apartments               117
---------------------------------------------------------
               Cambridge Estates Apts (Phase
 154           III)                                  178
---------------------------------------------------------
 155           South Ynez Apartments                 115
---------------------------------------------------------
               Colorado Square / Medlin Place
 156           Apartments                             55
---------------------------------------------------------
 157           Country Oaks Mobile Home Park          82
---------------------------------------------------------
 158           Greenville Retail Center              114
---------------------------------------------------------
 159           Cliffview Crossing                    116
---------------------------------------------------------
 160           Grove Apartments                      115
---------------------------------------------------------
 161           Greentree Apartments                  176
---------------------------------------------------------
 162           Coachlite Apartments                  118
---------------------------------------------------------
 163           Northgate Terrace I Apartments        115
---------------------------------------------------------
 164           150 Broad Street                      117
---------------------------------------------------------
 165           Sunset Avenue Apartments              115
---------------------------------------------------------
 166           Classic Village                       116
---------------------------------------------------------
 167           Knox Landing Apartments               117
---------------------------------------------------------
 168           1013 West Linden Street               116
---------------------------------------------------------
 169           Ledgewood Mobile Home Park            116
---------------------------------------------------------
 170           83 Elizabeth Street                   116
---------------------------------------------------------
 171           1235 Elm Street                       116
---------------------------------------------------------
 116A          El Valle del Sol                      115
---------------------------------------------------------
 116B          El Valle de la Luna                   115
---------------------------------------------------------
 132A          San Juan Gardens                      115
---------------------------------------------------------
 132B          Friendly Village                      115
---------------------------------------------------------

                                                             Interest
                                                 Mortgage   Calculation                   First
                                                 Interest    (30/360 /        Monthly     Payment    Maturity
  #   Crossed  Loan Name                           Rate     Actual/360)       Payment      Date        Date       ARD (8)
--------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall                 5.020%    Actual/360      $430,435.68   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office        5.380%    Actual/360      $364,183.94   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West       5.760%    Actual/360      $201,551.85   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East       5.760%    Actual/360      $166,499.36   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre             4.990%    Actual/360      $162,319.39   9/11/2003   8/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution
               Center                             4.990%    Actual/360       $40,474.44   9/11/2003   8/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut                  4.990%    Actual/360       $26,982.96   9/11/2003   8/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail              3.108%    Actual/360      $159,607.63   8/11/2003   7/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex      3.108%    Actual/360       $43,431.62   8/11/2003   7/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue                 4.880%    Actual/360      $218,120.40   8/11/2003   7/11/2033  7/11/2013
--------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -
               Urbana                             5.030%    Actual/360      $135,741.46   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles        6.700%    Actual/360       $62,585.93   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center       6.700%    Actual/360       $35,075.63   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka              6.700%    Actual/360       $20,632.72   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls          6.700%    Actual/360       $20,632.72   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick           6.700%    Actual/360       $17,193.94   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office
               Center                             5.930%    Actual/360      $124,248.01   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road            5.790%    Actual/360      $117,223.28   8/11/2003   7/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                         6.200%    Actual/360      $121,268.86   1/11/2003  12/11/2032 12/11/2012
--------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center           5.400%    Actual/360      $103,883.20   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                   5.500%    Actual/360       $91,697.92   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments           5.630%    Actual/360       $92,299.53   5/11/2003   5/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park      5.440%    Actual/360       $90,780.66   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 29            University Commons                 6.550%    Actual/360       $92,397.21   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments        5.060%    Actual/360       $77,669.07   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall             5.780%    Actual/360       $81,967.21   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake           6.000%    Actual/360       $83,937.07   4/11/2003   3/11/2010    N/A
--------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park        6.010%    Actual/360       $82,826.72   3/11/2003   2/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                    5.770%    Actual/360       $73,106.00   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center            5.400%    Actual/360       $67,383.70   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping
               Center                             5.670%    Actual/360       $66,527.58   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments            5.320%    Actual/360       $61,220.20   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center       5.760%    Actual/360       $69,268.19   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments            5.690%    Actual/360       $60,875.52   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office
               Development                        6.710%    Actual/360       $64,271.17   7/11/2003   6/11/2018    N/A
--------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake
               Apartments                         5.200%    Actual/360       $54,636.53   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments           5.810%    Actual/360       $57,564.22   2/11/2003   1/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square            5.860%    Actual/360       $57,581.49   5/11/2003   4/11/2033  4/11/2013
--------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments               5.500%    Actual/360       $44,146.41   3/11/2003   2/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping
               Center                             5.500%    Actual/360       $46,700.65   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments     6.367%    Actual/360       $47,511.49   2/11/2003   1/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters         6.360%    Actual/360       $55,301.54   5/11/2003   4/11/2023    N/A
--------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments               5.740%    Actual/360       $39,639.77   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments        5.400%    Actual/360       $37,734.87   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 58            Park Place                         5.570%    Actual/360       $37,192.26   7/11/2003   6/11/2033  6/11/2010
--------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments         5.240%    Actual/360       $34,198.24   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                        5.970%    Actual/360       $36,455.01   2/11/2003   1/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center      5.620%    Actual/360       $34,520.45   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping
               Center                             5.750%    Actual/360       $33,263.65   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms           5.700%    Actual/360       $32,212.22   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping
               Center                             5.900%    Actual/360       $32,622.51   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------


                                                  Prepayment
                                                  Provision    Defeas-           Servicing                Contractual
                                                    as of      ance     Yield       and     Engineering    Recurring       LC & TI
                                                 Origination   Option  Mainten-   Trustee    Reserve at    Replacement    Reserve at
  #   Crossed  Loan Name                             (9)        (10)  ance Spread  Fees     Origination   Reserve/FF&E   Origination
------------------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              Lock/113_0.0%/7   Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     Lock/116_0.0%/4   Yes     N/A       0.0318%   $60,875.00    $184,985.88          $0
------------------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West    Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East    Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre          Lock/56_0.0%/4    Yes     N/A       0.0318%   $12,500.00     $88,600.00  $1,152,500
------------------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution
               Center                          Lock/56_0.0%/4    Yes     N/A       0.0318%  $422,000.00     $26,356.00     $28,500
------------------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut               Lock/56_0.0%/4    Yes     N/A       0.0318%  $435,187.00     $21,531.00     $24,000
------------------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail           Lock/56_0.0%/4    Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex   Lock/56_0.0%/4    Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue              Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -
               Urbana                          Lock/117_0.0%/3   Yes     N/A       0.0318%   $14,590.00    $154,500.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles     Lock/117_0.0%/3   Yes     N/A       0.0318%   $80,913.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center    Lock/117_0.0%/3   Yes     N/A       0.0318%   $50,075.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka           Lock/117_0.0%/3   Yes     N/A       0.0318%   $24,375.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls       Lock/117_0.0%/3   Yes     N/A       0.0318%   $29,813.00          $0.00          $0
------------------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick        Lock/117_0.0%/3   Yes     N/A       0.0318%   $41,250.00          $0.00          $0
 -----------------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office      Lock/41_YM1/72_
               Center                          0.0%/7            No   0.0%T-Flat   0.0318%   $16,129.00     $22,704.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road         Lock/36_0.0%/24   Yes     N/A       0.0318%  $436,312.00    $420,333.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                      Lock/116_0.0%/4   Yes     N/A       0.0318%   $62,763.00     $43,370.00   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center        Lock/117_0.0%/3   Yes     N/A       0.0318%    $4,500.00          $0.00     $300,000
------------------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $19,812.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments        Lock/57_0.0%/4    Yes     N/A       0.0318%    $2,500.00     $48,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park   Lock/117_0.0%/3   Yes     N/A       0.0318%    $4,375.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 29            University Commons              Lock/114_0.0%/6   Yes     N/A       0.0618%    $8,812.00    $176,400.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments     Lock/117_0.0%/3   Yes     N/A       0.0318%   $22,500.00     $72,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall          Lock/117_0.0%/3   Yes     N/A       0.0618%   $87,450.00     $36,300.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake        Lock/78_0.0%/6    Yes     N/A       0.0618%        $0.00     $53,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park     Lock/117_0.0%/3   Yes     N/A       0.0318%    $5,750.00     $18,297.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                 Lock/116_0.0%/4   Yes     N/A       0.0318%   $17,000.00     $22,200.00     $200,000
------------------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center         Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $7,697.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $8,400.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments         Lock/117_0.0%/3   Yes     N/A       0.0318%   $44,829.00     $40,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center    Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $10,768.20           $0
------------------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments         Lock/114_0.0%/6   Yes     N/A       0.0318%        $0.00     $50,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office
               Development                     Lock/177_0.0%/3   Yes     N/A       0.0318%        $0.00     $11,095.20     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake
               Apartments                      Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00    $116,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments        Lock/117_0.0%/3   Yes     N/A       0.0318%   $51,125.00     $69,999.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square         Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $10,706.04     $300,000
------------------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments            Lock/57_0.0%/3    Yes     N/A       0.0318%   $12,500.00     $50,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments  Lock/117_0.0%/3   Yes     N/A       0.0318%   $31,250.00     $67,999.92           $0
------------------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters      Lock/236_0.0%/4   Yes     N/A       0.0318%        $0.00          $0.00     $639,000
------------------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments            Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $27,199.92           $0
------------------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments     Lock/117_0.0%/3   Yes     N/A       0.0318%  $123,750.00     $58,008.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 58            Park Place                      Lock/81_0.0%/3    Yes     N/A       0.0318%   $14,175.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments      Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $36,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                     Lock/54_0.0%/6    Yes     N/A       0.0318%  $159,250.00     $57,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center   Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00      $30,000
------------------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms        Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00      $8,459.16           $0
------------------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0318%   $55,250.00     $17,554.56           $0
------------------------------------------------------------------------------------------------------------------------------------


                                                    Contractual           Tax &              Initial
                                                     Recurring          Insurance             Other
  #   Crossed  Loan Name                               LC&TI             Escrows             Reserve
-------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall                         $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office          $243,402.48           Both                   $0.00
-------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West               $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East               $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre                $78,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution
               Center                                $22,800.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut                     $19,200.00           Both             $470,232.00
-------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail                      $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex              $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue                         $0.00           None             $186,050.00
-------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -
               Urbana                                     $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles                $0.00           Both              $84,387.50
-------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center               $0.00           Both              $18,725.00
-------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka                      $0.00           Both              $29,250.00
-------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls                  $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick                   $0.00           Both              $27,375.00
-------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office
               Center                                $80,004.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road              $174,999.96           Both              $70,000.00
-------------------------------------------------------------------------------------------------------
 24            800 Apollo                           $500,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center             $144,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                     $132,086.04           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments                   $0.00           Both             $500,000.00
-------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park              $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 29            University Commons                         $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments                $0.00           Both             $227,750.00
-------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall                $50,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake                   $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park           $75,000.00           Both             $441,925.00
-------------------------------------------------------------------------------------------------------
 34            Expressway Mall                       $88,812.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center                $9,999,96           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping
               Center                                $30,168.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments                    $0.00           Both              $40,000.00
-------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center               $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office
               Development                           $30,000.00           Insurance              $0.00
-------------------------------------------------------------------------------------------------------
 43            American Village on the Lake
               Apartments                                 $0.00           Both              $48,000.00
-------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments                   $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments                       $0.00           Both             $100,000.00
-------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping
               Center                                $50,004.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments             $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters                 $0.00           None                   $0.00
-------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments                       $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments                $0.00           Both               $5,400.00
-------------------------------------------------------------------------------------------------------
 58            Park Place                            $50,400.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments                 $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 61            Aspen Woods                                $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center              $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping
               Center                                $60,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms              $18,000.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping
               Center                                     $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------

                                                             Interest
                                                 Mortgage   Calculation                   First
                                                 Interest    (30/360 /        Monthly     Payment    Maturity
  #   Crossed  Loan Name                           Rate     Actual/360)       Payment      Date        Date       ARD (8)
--------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park                 5.870%    Actual/360       $31,038.96   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive            5.750%    Actual/360       $30,579.22   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments         5.660%    Actual/360       $30,049.14   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road                  5.750%    Actual/360       $30,345.79   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments     6.435%    Actual/360       $32,684.80   2/11/2003   1/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments          5.400%    Actual/360       $31,318.69   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center       5.680%    Actual/360       $29,246.25   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments            5.340%    Actual/360       $27,331.77   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                       5.970%    Actual/360       $31,480.97   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments             6.260%    Actual/360       $29,893.83   2/11/2003   1/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center             5.830%    Actual/360       $28,020.45   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center           5.500%    Actual/360       $26,345.41   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center       6.040%    Actual/360       $27,246.14   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center       6.200%    Actual/360       $26,642.40   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments          5.580%    Actual/360       $24,745.76   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments           5.700%    Actual/360       $24,667.02   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard             5.800%    Actual/360       $24,203.56   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments              6.140%    Actual/360       $24,647.53   3/11/2003   2/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th
               Street                             5.390%    Actual/360       $22,436.27   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street           5.870%    Actual/360       $25,136.94   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping
               Center                             6.180%    Actual/360       $22,613.36   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments            5.730%    Actual/360       $21,545.21   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building     5.630%    Actual/360       $21,310.97   2/11/2003   1/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville           6.510%    Actual/360       $24,329.96   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 95            Millside Building                  6.040%    Actual/360       $21,525.96   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines           5.580%    Actual/360       $19,132.14   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park          5.750%    Actual/360       $18,966.12   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park     5.890%    Actual/360       $18,959.90   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park                  5.800%    Actual/360       $17,015.84   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments              5.480%    Actual/360       $16,287.88   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building      5.750%    Actual/360       $16,631.83   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments                5.500%    Actual/360       $15,898.09   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments                 6.100%    Actual/360       $16,967.85   1/11/2003  12/11/2012    N/A
--------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park           6.140%    Actual/360       $12,172.12   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park            6.140%    Actual/360        $7,998.82   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza         5.650%    Actual/360       $14,719.51   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park      5.800%    Actual/360       $14,815.51   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.                 6.530%    Actual/360       $15,851.06   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments      5.750%    Actual/360       $14,443.43   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP               5.880%    Actual/360       $14,969.17   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                   5.690%    Actual/360       $13,450.59   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping
               Center                             6.010%    Actual/360       $13,954.50   3/11/2003   2/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage                  6.410%    Actual/360       $15,400.67   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                     5.880%    Actual/360       $13,376.71   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments        5.600%    Actual/360       $11,481.58   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments             5.730%    Actual/360       $11,646.06   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street               5.700%    Actual/360       $12,020.90   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                    5.630%    Actual/360       $11,940.00   6/11/2003   5/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center          6.130%    Actual/360       $13,574.08   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade                 6.160%    Actual/360       $11,774.11   6/11/2003   5/11/2028  5/11/2013
--------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL              5.500%    Actual/360       $14,707.50   7/11/2003   6/11/2018    N/A
--------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street            6.370%    Actual/360       $10,912.00   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments              5.800%    Actual/360       $10,268.18   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------


                                                  Prepayment
                                                  Provision    Defeas-           Servicing                Contractual
                                                    as of      ance     Yield       and     Engineering    Recurring       LC & TI
                                                 Origination   Option  Mainten-   Trustee    Reserve at    Replacement    Reserve at
  #   Crossed  Loan Name                             (9)        (10)  ance Spread  Fees     Origination   Reserve/FF&E   Origination
------------------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park              Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $7,220.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive         Lock/117_0.0%/3   Yes     N/A       0.0618%        $0.00      $6,111.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments      Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $27,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road               Lock/117_0.0%/3   Yes     N/A       0.0318%   $55,438.00     $15,348.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments  Lock/117_0.0%/3   Yes     N/A       0.0318%   $55,938.00     $55,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments       Lock/117_0.0%/3   Yes     N/A       0.0318%   $12,500.00     $81,750.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center    Lock/117_0.0%/3   Yes     N/A       0.0318%   $77,500.00      $7,689.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments         Lock/117_0.0%/3   Yes     N/A       0.0318%    $2,437.00     $56,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                    Lock/117_0.0%/3   Yes     N/A       0.0318%  $172,000.00     $13,524.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments          Lock/117_0.0%/3   Yes     N/A       0.0318%   $31,000.00     $50,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00      $93,010
------------------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center        Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center    Lock/117_0.0%/3   Yes     N/A       0.1118%        $0.00          $0.00      $50,000
------------------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center    Lock/42_YM1/75_
                                               0.0%/3            No  0.0%T-Flat    0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments       Lock/117_0.0%/3   Yes     N/A       0.0318%  $150,000.00     $29,376.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments        Lock/117_0.0%/3   Yes     N/A       0.0318%  $105,026.00     $47,749.92           $0
------------------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $7,954.08           $0
------------------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments           Lock/117_0.0%/3   Yes     N/A       0.0318%  $143,094.00     $48,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th
               Street                          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $1,800.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street        Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $13,020.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0818%    $1,875.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments         Lock/117_0.0%/3   Yes     N/A       0.0318%   $21,875.00     $36,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building  Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville        Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 95            Millside Building               Lock/117_0.0%/3   Yes     N/A       0.1118%   $66,671.00          $0.00      $50,000
------------------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines        Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00      $3,564.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  Lock/114_0.0%/6   Yes     N/A       0.0318%   $20,375.00      $8,750.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $24,999.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   Lock/117_0.0%/3   Yes     N/A       0.0318%   $36,312.00     $10,068.36     $125,000
------------------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             Lock/117_0.0%/3   Yes     N/A       0.0318%   $23,931.00     $29,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              Lock/117_0.0%/3   Yes     N/A       0.0318%  $100,375.00     $27,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park        Lock/114_0.0%/6   Yes     N/A       0.0318%   $62,500.00      $7,100.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park         Lock/114_0.0%/6   Yes     N/A       0.0318%   $20,625.00      $5,700.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      Lock/40_YM1/77_
                                               0.0%/3            No  0.0%T-Flat    0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   Lock/114_0.0%/6   Yes     N/A       0.0318%   $60,163.00      $5,564.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              Lock/114_0.0%/6   Yes     N/A       0.0318%    $5,000.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $14,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            Lock/114_0.0%/6   Yes     N/A       0.0318%  $558,810.00      $8,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping
               Center                          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               Lock/114_0.0%/6   Yes     N/A       0.0318%      $625.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  Lock/114_0.0%/6   Yes     N/A       0.0318%      $625.00      $6,999.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00     $11,199.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          Lock/117_0.0%/3   Yes     N/A       0.0318%   $92,500.00     $21,750.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            Lock/114_0.0%/3   Yes     N/A       0.0318%    $6,000.00      $2,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 Lock/54_0.0%/6    Yes     N/A       0.0318%  $112,650.00     $13,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       Lock/116_0.0%/4   Yes     N/A       0.0318%   $10,618.00     $10,055.04      $30,000
------------------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              Lock/114_0.0%/6   Yes     N/A       0.0318%   $11,375.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           Lock/174_0.0%/6   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         Lock/114_0.0%/6   Yes     N/A       0.0318%    $9,625.00      $1,250.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           Lock/114_0.0%/6   Yes     N/A       0.0318%    $2,625.00      $8,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------



                                                    Contractual           Tax &              Initial
                                                     Recurring          Insurance             Other
  #   Crossed  Loan Name                               LC&TI             Escrows             Reserve
-------------------------------------------------------------------------------------------------------
 67            300 Alexander Park                    $50,000.00           Tax                    $0.00
-------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments                 $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road                     $50,004.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments             $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments                  $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center          $39,996.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 76            Grove Street                          $45,072.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments                     $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center                  $7,800.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center               $12,000.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center           $24,000.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center           $12,000.00          Both               $4,780.00
-------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments                   $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments                    $0.00          Both               $8,600.00
-------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard                 $51,999.96          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 88            The Forest Apartments                       $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th
               Street                                      $0.00          Both              $28,516.50
-------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street               $43,800.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping
               Center                                 $48,000.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments                     $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building         $35,004.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville                    $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 95            Millside Building                      $43,992.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines               $12,000.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park                   $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park              $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 108           Magic Valley Park                           $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 109           River Park Apartments                       $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building          $57,053.76          Both              $50,000.00
-------------------------------------------------------------------------------------------------------
 111           Marigold Apartments                         $0.00          Both               $4,000.00
-------------------------------------------------------------------------------------------------------
 112           Carlton Apartments                          $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park                    $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park                     $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza             $18,000.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park               $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.                     $20,000.04          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments               $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP                        $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 124           University Plaza                            $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping
               Center                                 $14,700.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 126           Southwest Storage                           $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                              $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments                 $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments                      $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street                        $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 134           Naples Place IV                             $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center              $46,920.96          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade                     $27,804.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL                       $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street                     $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments                       $0.00          Both                   $0.00
-------------------------------------------------------------------------------------------------------

                                                             Interest
                                                 Mortgage   Calculation                   First
                                                 Interest    (30/360 /        Monthly     Payment    Maturity
  #   Crossed  Loan Name                           Rate     Actual/360)       Payment      Date        Date       ARD (8)
--------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments             5.730%    Actual/360        $9,899.15   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office
               Building                           6.210%    Actual/360       $11,172.38   3/11/2003   2/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center              6.300%    Actual/360       $10,058.31   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center               6.150%    Actual/360       $11,783.06   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center       6.280%    Actual/360       $10,584.40   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail                 6.000%    Actual/360        $9,728.95   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments          5.650%    Actual/360        $8,658.54   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                     5.860%    Actual/360        $9,536.56   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway                 6.510%    Actual/360       $12,594.50   6/11/2003   5/11/2019    N/A
--------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments              5.950%    Actual/360        $9,233.98   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments       5.410%    Actual/360        $8,066.93   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments               6.390%    Actual/360        $8,747.92   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments            5.870%    Actual/360        $8,654.74   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase
               III)                               5.600%    Actual/360       $11,102.40   8/11/2003   7/11/2018    N/A
--------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments              5.850%    Actual/360        $8,098.33   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place
               Apartments                         5.900%    Actual/360        $8,041.35   5/11/2003   4/11/2008    N/A
--------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park      5.700%    Actual/360        $7,763.50   8/11/2003   7/11/2010    N/A
--------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center           6.150%    Actual/360        $8,882.62   4/11/2003   3/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing                 6.130%    Actual/360        $7,827.26   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                   6.300%    Actual/360        $7,953.16   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments               6.100%    Actual/360       $10,191.23   6/11/2003   5/11/2018    N/A
--------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments               5.250%    Actual/360        $6,074.24   8/11/2003   7/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments     5.940%    Actual/360        $7,047.03   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                   6.010%    Actual/360        $6,449.13   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments           6.110%    Actual/360        $5,945.08   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                    6.430%    Actual/360        $6,540.69   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments            5.700%    Actual/360        $5,947.84   7/11/2003   6/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street            6.220%    Actual/360        $5,032.29   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park         6.180%    Actual/360        $4,980.65   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street                5.750%    Actual/360        $3,793.22   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                    6.360%    Actual/360        $3,871.11   6/11/2003   5/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                   5.970%    Actual/360       $11,952.46   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna                5.970%    Actual/360        $3,585.74   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                   6.010%    Actual/360        $7,064.28   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                   6.010%    Actual/360        $4,639.50   5/11/2003   4/11/2013    N/A
--------------------------------------------------------------------------------------------------------------------------


                                                  Prepayment
                                                  Provision    Defeas-           Servicing                Contractual
                                                    as of      ance     Yield       and     Engineering    Recurring       LC & TI
                                                 Origination   Option  Mainten-   Trustee    Reserve at    Replacement    Reserve at
  #   Crossed  Loan Name                             (9)        (10)  ance Spread  Fees     Origination   Reserve/FF&E   Origination
------------------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00     $14,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office    Lock/43_YM1/14_
               Building                        0.0%/3            No  0.0%T-Flat    0.0318%    $1,375.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           Lock/40_YM1/77_   No  0.0%T-Flat    0.0318%        $0.00          $0.00      $25,000
                                               0.0%/3
------------------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00      $3,433.68           $0
------------------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    Lock/114_0.0%/6   Yes     N/A       0.0318%    $5,875.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              Lock/114_0.0%/6   Yes     N/A       0.0318%        $0.00          $0.00      $35,000
------------------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       Lock/114_0.0%/6   Yes     N/A       0.0318%    $6,371.00     $24,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  Lock/117_0.0%/3   Yes     N/A       0.0318%   $26,563.00     $12,633.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              Lock/189_0.0%/3   Yes     N/A       0.0818%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           Lock/114_0.0%/6   Yes     N/A       0.0318%   $14,156.00      $8,499.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    Lock/117_0.0%/3   Yes     N/A       0.0318%    $3,750.00      $8,496.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            Lock/114_0.0%/6   Yes     N/A       0.0318%  $149,634.00     $10,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         Lock/114_0.0%/6   Yes     N/A       0.0318%        $0.00      $9,999.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase
               III)                            Lock/174_0.0%/6   Yes     N/A       0.0318%    $1,250.00     $27,456.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           Lock/114_0.0%/6   Yes     N/A       0.0318%    $3,125.00      $5,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place
               Apartments                      Lock/54_0.0%/6    Yes     N/A       0.0318%   $15,470.00     $16,250.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   Lock/78_0.0%/6    Yes     N/A       0.0318%   $10,438.00      $6,500.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        Lock/116_0.0%/4   Yes     N/A       0.0318%        $0.00      $2,310.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              Lock/117_0.0%/3   Yes     N/A       0.0318%    $6,762.50     $14,514.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                Lock/114_0.0%/6   Yes     N/A       0.0318%    $1,350.00      $6,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            Lock/174_0.0%/6   Yes     N/A       0.0318%        $0.00     $17,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            Lock/114_0.0%/6   Yes     N/A       0.0318%    $9,725.00     $15,999.96           $0
------------------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  Lock/117_0.0%/3   Yes     N/A       0.0318%    $2,500.00     $18,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                Lock/114_0.0%/6   Yes     N/A       0.0318%    $7,687.00          $0.00      $60,000
------------------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        Lock/114_0.0%/6   Yes     N/A       0.0318%        $0.00      $1,500.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 Lock/114_0.0%/6   Yes     N/A       0.0318%    $9,313.00          $0.00      $14,000
------------------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         Lock/39_YM1/78_
                                               0.0%/3            No    0.0%N/A     0.0318%   $27,469.00     $10,000.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         Lock/114_0.0%/6   Yes     N/A       0.0318%   $37,693.00      $5,000.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      Lock/114_0.0%/6   Yes     N/A       0.0318%   $16,875.00      $3,050.04           $0
------------------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             Lock/114_0.0%/6   Yes     N/A       0.0318%    $1,500.00      $1,500.00           $0
------------------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 Lock/40_YM1/77_
                                               0.0%/3            No  0.0%T-Flat    0.0318%   $13,188.00      $3,636.60           $0
------------------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                Lock/117_0.0%/3   Yes     N/A       0.0318%   $34,375.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna             Lock/117_0.0%/3   Yes     N/A       0.0318%        $0.00          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                Lock/117_0.0%/3   Yes     N/A       0.0318%    $4,338.60          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                Lock/117_0.0%/3   Yes     N/A       0.0318%    $2,849.40          $0.00           $0
------------------------------------------------------------------------------------------------------------------------------------


                                                    Contractual           Tax &              Initial
                                                     Recurring          Insurance             Other
  #   Crossed  Loan Name                               LC&TI             Escrows             Reserve
-------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments                     $0.00           Both             $257,000.00
-------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office
               Building                                   $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center                      $0.00           Both              $53,766.00
-------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center                  $11,445.48           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center          $34,666.68           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 146           Park Street Retail                    $35,000.04           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments                  $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 148           Melonie Square                             $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 149           7000 North Freeway                         $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments                      $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments               $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments                       $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase
               III)                                       $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments                      $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place
               Apartments                                 $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park              $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center               $7,699.92           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing                    $49,806.00           Both             $100,000.00
-------------------------------------------------------------------------------------------------------
 160           Grove Apartments                           $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 161           Greentree Apartments                       $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments                       $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments             $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 164           150 Broad Street                           $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments                   $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 166           Classic Village                       $25,846.20           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street                    $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park                 $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street                        $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                            $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                           $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna                        $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                           $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------
132B           Friendly Village                           $0.00           Both                   $0.00
-------------------------------------------------------------------------------------------------------


                                                                                        Debt Initial   Initial
                                                                                          Service     Replacement   Letter of
  #   Crossed  Loan Name                          Initial Other Reserve Description       Reserve      Reserve       Credit
------------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West    N/A                                          $0.00      $0.00      $65,000.00
------------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East    N/A                                          $0.00      $0.00   $1,235,000.00
------------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution   N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut               Howard Organization Lease Reserve            $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex   N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue              Interest Reserve Fund                        $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -     N/A                                          $0.00      $0.00           $0.00
               Urbana
------------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles     Termite Reserve                              $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center    Termite Reserve                              $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka           Termite Reserve                              $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls       N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick        Termite Reserve                              $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office      N/A                                          $0.00 $45,000.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road         Firestone Reserve                            $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center        N/A                                          $0.00 $300,000.00          $0.00
------------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                N/A                                          $0.00      $0.00     $300,000.00
------------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments        Upfront Roadwork Escrow                      $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park   N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 29            University Commons              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments     Capital Improvements Reserve                 $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park     ATK Missile Systems TI Reserve               $0.00      $0.00     $670,000.00
                                               ($416,925.00); University of West Los
                                               Angeles College of Law TI Reserve
                                               ($25,000.00)
------------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                 N/A                                          $0.00      $0.00     $300,000.00
------------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center         N/A                                          $0.00      $0.00     $200,000.00
------------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping       N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments         Termite Reserve                              $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center    N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office       N/A                                          $0.00      $0.00           $0.00
               Development
------------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake    Termite Repair Reserve                       $0.00 $1,000,000.00        $0.00
               Apartments
------------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments            Initial Cash Flow/Liquidity Reserve          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping       N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments     Termite Repair Reserve                       $0.00 $276,250.00          $0.00
------------------------------------------------------------------------------------------------------------------------------
 58            Park Place                      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                     N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center   N/A                                          $0.00      $0.00     $250,000.00
------------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping     N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------


                                                                                                               Earnout
  #   Crossed  Loan Name                                      Letter of Credit Description                     Reserve
------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West     Tax & Insurance Impound Letter of Credit                         $0.00
------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East     Earnout LOC ($1,000,000), 6 Months Taxes & Insurance             $0.00
                                                ($235,000)
------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution    N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut                N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -      N/A                                                              $0.00
               Urbana
------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office       N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                 Pinnacle Towers TILC LOC ($250,000); Vacant Space TILC           $0.00
                                                LOC ($50,000)
------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 29            University Commons               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park      In His Presence Reserve                                          $0.00
------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                  Release upon: i) DSCR of 1.35, ii) Gross Income of               $0.00
                                                $1,700,000
------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center          Release upon: i) DSCR <= 1.20, ii) satisfactory lease            $0.00
                                                with Goodyear Tire and iii) receipt of tenant estoppel
                                                for Goodyear Tire.
------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping        N/A                                                      $1,000,000.00
               Center
------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office        N/A                                                        $550,000.00
               Development
------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake     N/A                                                              $0.00
               Apartments
------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping        N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 58            Park Place                       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center    In lieu of TI & LC's                                             $0.00
------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping      N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------


                                                                                        Debt Initial   Initial
                                                                                          Service     Replacement   Letter of
  #   Crossed  Loan Name                          Initial Other Reserve Description       Reserve      Reserve       Credit
------------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping     N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road               N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments       N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center    N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                    N/A                                          $0.00      $0.00     $185,000.00
------------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center    N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center    Zoning escrow for purposes of securing       $0.00      $0.00           $0.00
                                               the installation of slate on the
                                               premises to comply with zoning
------------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments       N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments        Terrorism Insurance Escrow                   $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th   Common Charge Impound Reserve                $0.00      $0.00           $0.00
               Street
------------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping       N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 95            Millside Building               N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       N/A                                     $63,000.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               N/A                                     $80,000.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   Certificate Reserve                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             Terrorism Policy Reserve                     $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping       N/A                                          $0.00      $0.00           $0.00
               Center
------------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     N/A                                     $23,089.43      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------


                                                                                                               Earnout
  #   Crossed  Loan Name                                      Letter of Credit Description                     Reserve
------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping      N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road                N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                     Earnout Reserve LOC                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center           N/A                                                        $750,000.00
------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th    N/A                                                              $0.00
               Street
------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping        N/A                                                        $150,000.00
               Center
------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 95            Millside Building                N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park                N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments              N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping        N/A                                                              $0.00
               Center
------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage                N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments      N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                  N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street          N/A                                                          $6,812.50
------------------------------------------------------------------------------------------------------------------------

                                                                                        Debt Initial   Initial
                                                                                          Service     Replacement   Letter of
  #   Crossed  Loan Name                          Initial Other Reserve Description       Reserve      Reserve       Credit
------------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          Occupancy and Repair Reserve                 $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office    N/A                                          $0.00      $0.00           $0.00
               Building
------------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           Java Connection TI Reserve held by CT        $0.00      $0.00           $0.00
                                               Escrow Services, LLC
------------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase   N/A                                          $0.00      $0.00           $0.00
               III)
------------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place  N/A                                          $0.00      $0.00           $0.00
               Apartments
------------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              Lease Termination Debt Service               $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 N/A                                          $0.00      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                N/A                                     $69,230.70      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna             N/A                                     $20,769.30      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                N/A                                      $6,035.90      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                N/A                                      $3,964.10      $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------


                                                                                                               Earnout
  #   Crossed  Loan Name                                      Letter of Credit Description                     Reserve
------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments           N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office     N/A                                                              $0.00
               Building
------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments        N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments     N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase    N/A                                                              $0.00
               III)
------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments            N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place   N/A                                                              $0.00
               Apartments
------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park    N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing               N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments             N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments   N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments         N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                  N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street          N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park       N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street              N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                  N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna              N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                 N/A                                                              $0.00
------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                                                Earnout                              Additional
                                                                        Reserve                              Collateral
                                                                      Description                              Amount
---------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution   N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut               N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -     N/A
               Urbana                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office      N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 29            University Commons              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                 N/A                                                        $300,000.00

---------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center         N/A                                                        $200,000.00


---------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping       Release upon: i) Occupancy of 96%; ii) Monthly rental      $1,000,000.00
               Center                          income of at least $105,000; iii) DSCR of 1.43; Executed
                                               leases totaling 5,868 sf w/ rental rate no less than $22
                                               psf for min. term of 3 years.

---------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office       Release upon: i) Garage/Retail improvements shall be       $550,000.00
               Development                     fully completed; ii) OfficeMax Confirmation verifying all
                                               OfficeMax Payments have been paid.

---------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake    N/A
               Apartments                                                                                 N/A
---------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping       N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 58            Park Place                      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                       Additional                     Additional                     Exisiting
                                               Collateral                     Collateral                     Secondary
                                               Event Date                    Description                     Financing
--------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     N/A          N/A                                              $16,000,000
--------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution
               Center                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut               N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail           N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -
               Urbana                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles     N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka           N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls       N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office
               Center                          N/A          N/A                                              $6,000,000
--------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 29            University Commons              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments     N/A          N/A                                               $906,000
--------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park     N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                 3/12/2004    Release upon: i) DSCR of 1.35, ii) Gross Income
                                                            of $1,700,000                                        N/A
--------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center         12/31/2004   Release upon: i) DSCR <= 1.20, ii) satisfactory      N/A
                                                            lease with Goodyear Tire and iii) receipt of
                                                            tenant estoppel for Goodyear Tire.
--------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping       10/14/2004   Release upon: i) Occupancy of 96%; ii) Monthly       N/A
               Center                                       rental income of at least $105,000; iii) DSCR
                                                            of 1.43; Executed leases totaling 5,868 sf w/
                                                            rental rate no less than $22 psf for min. term
                                                            of 3 years.
--------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office       6/9/2004     Release upon: i) Garage/Retail improvements          N/A
               Development                                  shall be fully completed; ii) OfficeMax
                                                            Confirmation verifying all OfficeMax Payments
                                                            have been paid
--------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake
               Apartments                      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments        N/A          N/A                                               $600,000
--------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments            N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping
               Center                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments  N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments            N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments     N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 58            Park Place                      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                     N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                                                Earnout                              Additional
                                                                        Reserve                              Collateral
                                                                      Description                              Amount
---------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping     N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping     N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road               N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center          Release upon: i) estoppel certificate for Starbucks        N/A
                                               lease, ii) issuance of original subordination,
                                               non-disturbance and attornment agreement by Starbucks,
                                               iii) cancelled check reflecting minimum rent.
---------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th   N/A
               Street                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping       Release upon: i) Completion of the Capital Improvements,   $150,000.00
               Center                          ii) Evidence that all parties have been paid for labor,
                                               iii) Invoices showing costs no less than $150,000,
                                               iv) Base rental income of $540,000, v) Vacancy no
                                               greater than 7%

---------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 95            Millside Building               N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping       N/A
               Center                                                                                     N/A
---------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                       Additional                     Additional                     Exisiting
                                               Collateral                     Collateral                     Secondary
                                               Event Date                    Description                     Financing
--------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping
               Center                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping
               Center                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road               N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments  N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments       N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments         N/A          N/A                                               $310,000
--------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center          N/A          N/A                                                  N/A



--------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center    N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments       N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments           N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th
               Street                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping       2/11/2006    Release upon: i) Completion of the Capital        $600,000
               Center                                       Improvements, ii) Evidence that all parties
                                                            have been paid for labor, iii) Invoices showing
                                                            costs no less than $150,000, iv) Base rental
                                                            income of $540,000, v) Vacancy no greater
                                                            than 7%
--------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building  N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 95            Millside Building               N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               N/A          N/A                                               $200,000
--------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park        N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park         N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping
               Center                          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          N/A          N/A                                                  N/A
--------------------------------------------------------------------------------------------------------------------------

  #   Crossed  Loan Name                                                Earnout                              Additional
                                                                        Reserve                              Collateral
                                                                      Description                              Amount
---------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         Release upon: i) on or before 6/20/2003 borrower should    $6,812.50
                                               lender a permit allowing Paolo Travel space to be used
                                               as an office; ii) on or before 8/4/2003 Paulo Travel
                                               space shall be converted to residential from office


---------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office    N/A
               Building                                                                                   N/A
---------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase   N/A
               III)                                                                                       N/A
---------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place  N/A
               Apartments                                                                                 N/A
---------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna             N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                N/A                                                        N/A
---------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                                                Earnout                              Additional
                                                                        Reserve                              Collateral
                                                                      Description                              Amount
---------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         6/20/2003    Release upon: i) on or before 6/20/2003              N/A
                                                            borrower should lender a permit allowing
                                                            Paulo Travel space to be used as an
                                                            office, ii) on or before 8/4/2003 Paulo
                                                            Travel space shall be converted to
                                                            residential from office.
---------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office
               Building                        N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase
               III)                            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place
               Apartments                      N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna             N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                N/A          N/A                                                  N/A
---------------------------------------------------------------------------------------------------------------------------


  #   Crossed  Loan Name                                        Description of Exisiting                  Description of
                                                                   Secondary Financing                    Lock Box
-----------------------------------------------------------------------------------------------------------------------------
  1            Circle Centre Mall              N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
  2            Wanamaker Building - Office     Secured ($15,000,000); Unsecured ($1,000,000)                     Hard
-----------------------------------------------------------------------------------------------------------------------------
  4     (A)    Mira Mesa Market Center West    N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
  5     (A)    Mira Mesa Market Center East    N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
  6     (B)    PCCP - Commerce Centre          N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
  7     (B)    PCCP - Paramount Distribution   N/A                                                               Hard
               Center
-----------------------------------------------------------------------------------------------------------------------------



                                                               II-12


  #   Crossed  Loan Name                                        Description of Exisiting                  Description of
                                                                   Secondary Financing                    Lock Box
-----------------------------------------------------------------------------------------------------------------------------
  8     (B)    PCCP - 301 Walnut               N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 9A            Mayfair Mall - Retail           N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 9B            Mayfair Mall - Office Complex   N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 10            540 Madison Avenue              N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 11            Town & Country Apartments -     N/A                                                            Springing
               Urbana
-----------------------------------------------------------------------------------------------------------------------------
 16     (C)    Red Lion Hotel Port Angeles     N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 17     (C)    Red Lion Hotel Yakima Center    N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 18     (C)    Red Lion Hotel Eureka           N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 19     (C)    Red Lion Hotel Twin Falls       N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 20     (C)    Red Lion Hotel Kennewick        N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 21            Arlington & Bradley Office      Mezzanine Loan                                                    N/A
               Center
-----------------------------------------------------------------------------------------------------------------------------
 23            780 James P. Casey Road         N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 24            800 Apollo                      N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 25            Regent Industrial Center        N/A                                                             Modified
-----------------------------------------------------------------------------------------------------------------------------
 26            Sarasota Gateway                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 27            Bristol Farms Apartments        N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 28            Country View Mobile Home Park   N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 29            University Commons              N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 30            Princeton Square Apartments     Secured Note - CBA-Mezzanine Capital Finance, LLC                 N/A
-----------------------------------------------------------------------------------------------------------------------------
 31            Burlington Center Mall          N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 32            Club at Tranquility Lake        N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 33            Warner Center Business Park     N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 34            Expressway Mall                 N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 35            Airline Shopping Center         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 36            Windward Village Shopping       N/A                                                               N/A
               Center
-----------------------------------------------------------------------------------------------------------------------------
 37            Playa Blanca Apartments         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 38            Torrey View Corporate Center    N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 41            The Moorings Apartments         N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 42            5th & Lamar Retail/Office       N/A                                                               N/A
               Development
-----------------------------------------------------------------------------------------------------------------------------
 43            American Village on the Lake    N/A                                                               N/A
               Apartments
-----------------------------------------------------------------------------------------------------------------------------
 44            Ryan's Pointe Apartments        Secured Note - CBA-Mezzanine Capital Finance, LLC                 N/A
-----------------------------------------------------------------------------------------------------------------------------
 45            Cleveland Street Square         N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 47            Rivermont Apartments            N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 50            Westover Gallery Shopping       N/A                                                               N/A
               Center
-----------------------------------------------------------------------------------------------------------------------------
 53            Trestles of Houston Apartments  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 54            Pemstar, Inc. Headquarters      N/A                                                               Hard
-----------------------------------------------------------------------------------------------------------------------------
 56            Riverbend Apartments            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 57            D'Adrian Meadows Apartments     N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 58            Park Place                      N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 59            Millstone Lakes Apartments      N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 61            Aspen Woods                     N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 62            Iliff Commons Shopping Center   N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 63            Atlantic Boulevard Shopping     N/A                                                               N/A
               Center
-----------------------------------------------------------------------------------------------------------------------------
 64            Shoppes at Brandon Farms        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 65            Court Street Plaza Shopping     N/A                                                            Springing
               Center
-----------------------------------------------------------------------------------------------------------------------------
 67            300 Alexander Park              N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 68            4861 & 4891 Telsa Drive         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 69            Longview Meadow Apartments      N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 70            8501 LaSalle Road               N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 71            Trestles of Baytown Apartments  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 72            Santa Fe Place Apartments       N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 73            Plumtree Professional Center    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 75            Canyon Woods Apartments         Secured Debt - CBA-Mezzanine Capital Finance, LLC                 N/A
-----------------------------------------------------------------------------------------------------------------------------
 76            Grove Street                    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 78            Ashley Park Apartments          N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------



                                                               II-13

  #   Crossed  Loan Name                                        Description of Exisiting                  Description of
                                                                   Secondary Financing                    Lock Box
-----------------------------------------------------------------------------------------------------------------------------
 79            Rosemont Retail Center          N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 81            Cardinal Shopping Center        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 82            Grogan's Mill Village Center    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 83            Atlas Valley Shopping Center    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 84            Heights Garden Apartments       N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 85            Radnor Towers Apartments        N/A                                                             Modified
-----------------------------------------------------------------------------------------------------------------------------
 87            10 Canebrake Boulevard          N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 88            The Forest Apartments           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 89            Gristedes - 3rd Ave. and 36th   N/A                                                            Springing
               Street
-----------------------------------------------------------------------------------------------------------------------------
 90            111 & 121 Roberts Street        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 91            Richland Village Shopping       Mezzanine - Secured by the rights of limited partners             N/A
               Center                          based on partnership interests
-----------------------------------------------------------------------------------------------------------------------------
 92            Pacific West Apartments         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 93            Atrium Medical Office Building  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 94            Wingate Inn Fayetteville        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 95            Millside Building               N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 100           Market at Southern Pines        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 101           Palm Shadows MH & RV Park       N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 103           Anderson Oaks Mobile Home Park  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 108           Magic Valley Park               Mezzanine Loan                                                    N/A
-----------------------------------------------------------------------------------------------------------------------------
 109           River Park Apartments           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 110           Portway Plaza Office Building   N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 111           Marigold Apartments             N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 112           Carlton Apartments              N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 113    (D)    Ramey's Mobile Home Park        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 114    (D)    Bexley Mobile Home Park         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 117           Lincoln Professional Plaza      N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 118           Santa Grande Mobile Home Park   N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 119           301 N. Brand Blvd.              N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 120           Tropicana Del Este Apartments   N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 123           Sundance Village MHP            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 124           University Plaza                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 125           Campbell Station Shopping       N/A                                                               N/A
               Center
-----------------------------------------------------------------------------------------------------------------------------
 126           Southwest Storage               N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 129           Greenbriar MHP                  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 130           Trafalgar Square Apartments     N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 131           Queens Lane Apartments          N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 133           327 East 52nd Street            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 134           Naples Place IV                 N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 135           Park City Shopping Center       N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 136           Kennesaw Promenade              N/A                                                            Springing
-----------------------------------------------------------------------------------------------------------------------------
 137           Lakewood Village - FL           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 139           2317-2335 Market Street         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 140           Gloucester Apartments           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 141           Bayou Villa Apartments          N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 142           South Michigan Avenue Office    N/A                                                               N/A
               Building
-----------------------------------------------------------------------------------------------------------------------------
 143           Gateway Retail Center           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 144           Murphy Retail Center            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 145           Anaheim Street Retail Center    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 146           Park Street Retail              N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 147           Sprinkle Ridge Apartments       N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 148           Melonie Square                  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 149           7000 North Freeway              N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 150           Sunny Isle Apartments           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 151           Nichols Station I Apartments    N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 152           Biddeford Apartments            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------



                                                               II-14

  #   Crossed  Loan Name                                        Description of Exisiting                  Description of
                                                                   Secondary Financing                    Lock Box
-----------------------------------------------------------------------------------------------------------------------------
 153           Mount Vernon Apartments         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 154           Cambridge Estates Apts (Phase   N/A                                                               N/A
               III)
-----------------------------------------------------------------------------------------------------------------------------
 155           South Ynez Apartments           N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 156           Colorado Square / Medlin Place  N/A                                                               N/A
               Apartments
-----------------------------------------------------------------------------------------------------------------------------
 157           Country Oaks Mobile Home Park   N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 158           Greenville Retail Center        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 159           Cliffview Crossing              N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 160           Grove Apartments                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 161           Greentree Apartments            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 162           Coachlite Apartments            N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 163           Northgate Terrace I Apartments  N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 164           150 Broad Street                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 165           Sunset Avenue Apartments        N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 166           Classic Village                 N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 167           Knox Landing Apartments         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 168           1013 West Linden Street         N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 169           Ledgewood Mobile Home Park      N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 170           83 Elizabeth Street             N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
 171           1235 Elm Street                 N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
116A           El Valle del Sol                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
116B           El Valle de la Luna             N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
132A           San Juan Gardens                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------
132B           Friendly Village                N/A                                                               N/A
-----------------------------------------------------------------------------------------------------------------------------

                                                                  SCHEDULE III

                  MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS


Loan #     Property Name                          Loan Seller   Cut-Off Balance
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   4       Mira Mesa Market Center West             Column        $34,402,676
   5       Mira Mesa Market Center East             Column        $28,419,602
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   6       PCCP - Commerce Centre                   Column        $38,500,000
   7       PCCP - Paramount Distribution Center     Column        $9,600,000
   8       PCCP - 301 Walnut                        Column        $6,400,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  16       Red Lion Hotel Port Angeles              Column        $9,079,774
  17       Red Lion Hotel Yakima Center             Column        $5,088,664
  18       Red Lion Hotel Eureka                    Column        $2,993,332
  19       Red Lion Hotel Twin Falls                Column        $2,993,332
  20       Red Lion Hotel Kennewick                 Column        $2,494,443
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  113      Ramey's Mobile Home Park                 Column        $1,666,448
  114      Bexley Mobile Home Park                  Column        $1,095,094
-------------------------------------------------------------------------------


                                    III-1

                                                                  SCHEDULE IV

                        MORTGAGE LOANS WITH LOST NOTES


                                     None

                                                                    SCHEDULE V

                            EXCEPTIONS TO SELLER'S
                        REPRESENTATIONS AND WARRANTIES


          Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:


                              Representation #(x)

          In the case of five (5) cross-collateralized mortgage loans identified as Red Lion Hotel Eureka, Red Lion Hotel Kennewick, Red Lion Hotel Port Angeles, Red Lion Hotel Twin Falls and Red Lion Hotel Yakima, the borrower is entitled to hold a limited amount of equipment used in the operation of the hotel by means of equipment leases rather than outright ownership. In such instances, the mortgage and related security documents do not provide the lender a security interest or lien on such equipment, but rather only on the borrower's interest therein, to the extent such an interest may be granted under the terms of the equipment lease.

          In the case of the mortgage loan identified as Atlantic Boulevard, the borrower is permitted to obtain secondary financing which is unsecured or secured by personal property. The holder is not required to be related to the borrower and the financing is not subject to a standstill and subordination agreement. The borrower can secure up to $120,000 for unsecured working capital to be used in the operation of the mortgaged property and for the purchase of personal property to be used in connection with the mortgaged property. In such instance, the mortgage and related security documents do not provide the lender a security interest or lien on such personal property, but rather only on the borrower's interest therein, to the extent such an interest may be granted under the terms of the property financing.

                            Representation #(xiii)

          In the case of four (4) mortgage loans identified as Mayfair Mall, Canyon Woods Apartments, Princeton Square Apartments, and Ryan's Pointe Apartments, there is a "B Note" secured by the same mortgage which are not part of the mortgage pool; in the instance of Mayfair Mall such "B Note" is pari passu with the "A Note" included in the mortgage pool and in the other three instances the "B Note" is subordinate; as more fully described in the Prospectus Supplement.

                             Representation #(xvi)

Bexley Mobile Home Park was inspected on 9/9/2002
Ramey's Mobile Home Park was inspected on 9/9/2001

                            Representation #(xxiii)

          In the case of the mortgage loan identified as Anderson Oaks Mobile Home Community, the borrower is required to maintain six (6) months' business interruption or rental loss insurance coverage.

                           Representation #(xxviii)

          In the case of each of the mortgage loans identified as PCCP Commerce Center, 780 James P. Casey, Arlington & Bradley, Town & Country Apartments, Mayfair Mall, Wanamaker Building, Circle Centre Mall, 540 Madison Avenue, and Mira Mesa Marketplace, a controlling interest in the related borrower may be directly or indirectly transferred or sold without the lender's consent provided that certain stipulated conditions including qualifications of, or specified parameters for, the proposed transferee are satisfied or the permitted qualified transferee is identified in the mortgage documents.

          In the case of five (5) cross-collateralized mortgage loans identified as Red Lion Hotel Eureka, Red Lion Hotel Kennewick, Red Lion Hotel Port Angeles, Red Lion Hotel Twin Falls and Red Lion Hotel Yakima, the borrower (through several tiers of ownership) is ultimately owned primarily by WestCoast Hospitality Corporation, a publicly traded company. Transfers of ownership interests in WestCoast Hospitality Corporation are permitted and do not violate the due on sale clause of the related mortgages so long as it remains a publicly traded company.

                            Representation #(xxxi)

          General exception: In the case of the mortgage loan identified as 300 Alexander Park, the interest mortgaged is a subleasehold interest, rather than a leasehold interest. For purposes of the representations in this (xxxi) referring to a "leasehold", "ground lease", "lessor", "lessee" and the like or "ground lessor", "lessee" or "ground lessee" are interpreted for purposes of 300 Alexander Park to refer to the sublease, sublessor and sublessee under the 300 Alexander Park sublease.

                                   (xxxi)(A)

          In the case of the mortgage loan identified as Circle Centre Mall, there have been amendments after recordation of the ground leases, but prior to origination (reflected in the lessor estoppels), and the estoppels themselves could be viewed as amending the ground leases.

                                   (xxxi)(C)

          In the case of the mortgage loan identified as the Wanamaker Building, the ground lease has an original term which extends 19 years and 11 months beyond the stated maturity of the related mortgage loan with no option renewal terms.

                               (xxxi)(J) and (K)


          In the case of the mortgage loan identified as Circle Centre Mall, under certain circumstances, insurance and condemnation proceeds must be first applied to restoration (if restoration is to occur), then to past due rent under the ground leases, before becoming available for potential application to the mortgage loan. Also, in the case of condemnation, the ground lease does not expressly provide for the mortgagee to hold and apply the condemnation award. In the case of a total loss by casualty, the proceeds must under many circumstances be used for restoration, rather than becoming available for application to the mortgage loan.

                                   (xxxi)(K)

          In addition to any specific exceptions set forth above, with respect to all mortgage loans secured by leasehold or subleasehold estates, the related mortgage may allow insurance or condemnation proceeds to be applied to restoration rather than to the mortgage loan balance.

                           Representation #(xxxvii)

          In the case of three (3) mortgage loans secured by the mortgaged real property identified as Cliffview Crossing, Melanie Square, and Northgate Terrace I Apartments, the same non-special purpose entity is the borrower under each of the loans and the borrower may acquire additional real property, either in fee or leasehold, or permit the acquisition by any subsidiary of the borrower of any real property, either in fee or leasehold, so long as the real property so acquired and the debt secured by or incurred in connection with such acquisition does not result in a loan to value ratio of more than 70% and a debt service coverage ratio of not less than 1.40 to 1.0.

          In the case of one (1) mortgage loan secured by the mortgaged real property identified as Sarasota Gateway, the borrower is permitted to own certain undeveloped real property in the vicinity of the mortgaged property and real property that is ground leased and improved by the ground lessee and may transfer such property but no development of such property is permitted while the borrower owns such property and the borrower may not incur debt in connection therewith.

          In the cases of the mortgage loans identified as Country View MHP and Rivermont Apartments, the respective borrowers are a tenancy in common structure and one or more of the tenants in common under the respective loans are not single-purpose entities.

                           Representation #(xxxviii)

          In the case of the mortgage loan identified as Portway Plaza, in connection with a permitted sale of the mortgaged property, the borrower is permitted to provide the purchaser with purchase money financing secured by a pledge of partnership interests in the purchaser, provided that a standstill and subordination agreement wholly acceptable to the holder of the subject mortgage loan is entered into; the holder of the subject mortgage loan approves all the material terms of the seller financing, specified loan to value and adjusted debt service coverage ratios are satisfied, and the borrower is prohibited from assigning or pledging all or any portion of the subordinate debt so long as the mortgage loan is outstanding.

          In the case of the mortgage loan secured by the mortgaged real property identified as Expressway Mall, the borrower has the right, in connection with a permitted sale of the mortgaged property, to provide the purchaser with purchase money financing secured by a pledge of the direct or indirect ownership interests in the purchaser, provided that a standstill, subordination and mutual recognition agreement wholly acceptable to the holder of the subject mortgage loan is entered into; the holder of the subject mortgage loan approves all the material terms of the seller financing, and specified loan to value and adjusted debt service coverage ratios are satisfied.

          In the case of the underlying mortgage loan secured by the mortgaged real property identified as the Wanamaker Office Property, there is a $15,000,000 subordinate loan on the Wanamaker Office Property, evidenced by a note and secured by a mortgage held by PIDC Local Development Corp. Additionally, a $1,000,000 unsecured note is held by PIDC Local Development

Corp. The subordinate loan is subject to an intercreditor agreement pursuant to which no enforcement of remedies by PIDC Local Development Corp. can occur without the consent of lender, which consent may be withheld by lender in its sole discretion.

                            Representation #(xlix)

          In the case of the mortgage loan identified as Pemstar Building, the loan documents provide that the lender will disburse the proceeds of insurance to restore the affected mortgaged property when required under the terms of the single tenant lease on the mortgaged property.

                             Representation #(lv)

          In the case of the mortgage loan identified as Sprinkle Ridge Apartments, there is no limited recourse exception for waste but there is a limited recourse exception for "damage to the Security Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers or general partners, or any agent or employee of any such persons".

                             Representation #(lvi)

          Generally, in the case of all mortgage loans, the related loan documents may not provide that any cash flow from the related mortgaged property that is applied to amortize such mortgage loan following its anticipated repayment date shall, to the extent such net cash flow is in excess of the monthly payment payable therefrom be net of budgeted and discretionary (servicer approved) capital expenditures.

                                                                    EXHIBIT A

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                         REGARDING THE MORTGAGE LOANS


          (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

          (ii) RESERVED.

          (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

          (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

          (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

          (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

          (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

          (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

          (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

          (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and
(C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (A), (B) and (C) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

          (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

          (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

          (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

          (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

          (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

          (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

          (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

          (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

          (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

          (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

          (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A-1;

          (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

          (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

          (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

          (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

          (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the Mortgaged Property;

          (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
Date);

          (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

          (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

          (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

          (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

          (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

          (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

          (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

          (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

          (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

          (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

          (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related

     Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

          (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

          (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

          (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

          (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

          (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

          (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage

Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and (2) shall be made on an aggregated basis);

          (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Agreement;

          (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

          (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

          (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

          (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

          (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

          (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

          (xliii) RESERVED.

          (xliv) Except as disclosed in the Exception Report to this Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

          (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

          (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

          (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

          (xlviii) Except as disclosed in the Exception Report to this Agreement or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

          (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

          (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

          (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

          (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

          (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

          (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

          (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause
(C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

          (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

          (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all the mortgage loans sold to the Depositor by KeyBank National Association ("KeyBank") pursuant to that certain Mortgage Loan Purchase Agreement dated as of September 11, 2003 between the Depositor and KeyBank; and

          (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File.

                                   EXHIBIT B

                            AFFIDAVIT OF LOST NOTE


STATE OF NEW YORK             )
                              )  ss.:
COUNTY OF NEW YORK            )


          _________________________________, being duly sworn, deposes and says:

          1. that he is an authorized signatory of Column Financial, Inc. ("Column");

          2. that Column is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "Mortgage") on the premises known as ___________________________ located in __________________;

          3. (a) that Column , after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

          a note in the original sum of $_____________ made by ____________ , to Column Financial, Inc., under date of ______________ (the "Note");

          4. that the Note is now owned and held by Column;

          5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

          6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

          7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C4 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.


                                       COLUMN FINANCIAL, INC.


                                       By:
                                            ---------------------------------
                                       Name:
                                       Title:


Sworn to before me
this ________ day of September, 2003